Exhibit 10.14.1

EXECUTION VERSION

[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

LOAN AND SECURITY AGREEMENT
dated as of April 4, 2018
by and between
TRANSPHORM, INC.,
as the Borrower,
and
NEXPERIA B.V.,
as the Lender

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	6.2	Updates	17
	6.3	Taxes	18
	6.4	Insurance	18
	6.5	Maintenance of Properties	18
	6.6	Litigation Cooperation	18
	6.7	Further Assurances	18
	6.8	Reserved	18
	6.9	Use of Proceeds	18
	6.10	Change of Control	19

7.	NEGATIVE COVENANTS		19

	7.1	Changes in Operations or Organization	19
	7.2	Encumbrances	19
	7.3	Patents	19
	7.4	Compliance	19

8.	EVENTS OF DEFAULT		19

	8.1	Payment Default	19
	8.2	Covenant Default	20
	8.3	Material Adverse Change	20
	8.4	Attachment; Levy; Restraint on Operations	20
	8.5	Insolvency	20
	8.6	Other Agreements	20
	8.7	Judgments; Penalties	21
	8.8	Misrepresentations	21
	8.9	Loss of Security	21
	8.10	Change of Control	21
	8.11	DLA	21

9.	LENDER’S RIGHTS AND REMEDIES		21

	9.1	Immediate Rights and Remedies	21
	9.2	Rights and Remedies	21
	9.3	Power of Attorney	22
	9.4	Protective Payments	23
	9.5	Application of Payments and Proceeds Upon Default	23
	9.6	Lender’s Liability for Collateral	23
	9.7	No Waiver; Remedies Cumulative	23
	9.8	License-Back	24
	9.9	License to Nexperia; Collateral Assignment	24
	9.10	Credit Bidding	25
	9.11	Survival	25

10.	NOTICES		25

11.	CHOICE OF LAW; DISPUTE RESOLUTION		26

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12.	GENERAL PROVISIONS		27

	12.1	Termination	27
	12.2	Successors and Assigns	27
	12.3	Indemnification	28
	12.4	Time of Essence	28
	12.5	Severability of Provisions	28
	12.6	Amendments in Writing; Waiver; Integration	28
	12.7	Counterpats	28
	12.8	Confidentiality	28
	12.9	Attorneys’ Fees, Costs and Expenses	29
	12.10	Electronic Execution of Documents	29
	12.11	Captions	29
	12.12	Construction of Agreement	29
	12.13	Relationship	30
	12.14	Third Parties	30
	12.15	Acknowledgment and Consent to Bail-In of EEA Financial Institutions	30

13.	DEFINITIONS		30

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LOAN AND SECURITY AGREEMENT
THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of April 4, 2018 (the “Effective Date”), by and between NEXPERIA B.V., a private limited liability company incorporated under the laws of the Netherlands, with its registered office at Jonkerbosplein 52, 6534 AB Nijmegen, the Netherlands (“Nexperia” or the “Lender”), and TRANSPHORM, INC., a Delaware corporation (the “Borrower”), provides the terms on which the Lender shall lend to the Borrower and the Borrower shall repay the Lender.
WHEREAS, the Lender and the Borrower are parties to that certain Development and License Agreement dated as of April 4, 2018 (the “DLA”), pursuant to which the Borrower will develop, transfer and license certain technology;
WHEREAS, pursuant to Section 6.2 of the DLA and subject to certain conditions, the Borrower may request in writing that the Lender prefund development work costs being incurred by the Borrower pursuant to each of the [***] SOW and the [***] SOW (as defined below);
WHEREAS, the Borrower and the Lender have agreed that this Agreement shall constitute the LSA referred to in Section 1.20 of the DLA;
WHEREAS, the Lender has agreed to assist the Borrower in its repayment of certain outstanding debt instruments in order to consummate the transactions contemplated by this Agreement and by the DLA; and
WHEREAS, consistent with the terms of the DLA, the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to make the Loans to the Borrower.
NOW, THEREFORE, the parties hereto agree as follows:
1.    ACCOUNTING AND OTHER TERMS
1.1    Accounting terms not defined in this Agreement and calculations and determinations made pursuant to the terms of this Agreement shall be construed in accordance with GAAP, except with respect to unaudited quarterly financial statements and, with respect to such unaudited quarterly financial statements, except for the absence of footnotes and subject to customary year-end audit adjustments; provided that, if at any time any change in GAAP would affect the computation of any covenant or requirement set forth in any Loan Document, and either the Borrower or the Lender shall so request, the Borrower and the Lender shall negotiate in good faith to amend such covenant or requirement to preserve the original intent thereof in light of such change in GAAP; provided further, that, until so amended (a) such covenant or requirement shall continue to be computed in accordance with GAAP prior to such change thereto and (b) the Borrower shall provide the Lender financial statements and other documents required under this Agreement or as the Lender may reasonably request setting forth a reconciliation between calculations of such covenant or requirement made before and after giving effect to such change in GAAP. For the avoidance of doubt, (x) any obligations of a Person under a lease (whether existing as of the Effective Date or entered into in the future in accordance with the terms of this Agreement) that is not (or would not be) a capital lease obligation under GAAP as in effect on the Effective Date shall not be treated as a capital lease obligation solely as a result of the adoption of changes in GAAP. Capitalized terms not otherwise defined in this Agreement (including in the recitals) shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code or the DLA, as applicable, to the extent such terms are defined therein.
2.    LOAN AND TERMS OF PAYMENT
2.1    Promise to Pay.  The Borrower hereby unconditionally promises to pay the Lender the outstanding principal amount of the Loans, accrued and unpaid interest thereon and fees in respect thereof in accordance with this Agreement.
2.2    Loan Principal.
(a)    Availability.  On the terms and subject to the conditions of this Agreement, the Lender agrees to make a term loan (the “Tranche A Loan”) to the Borrower on the Tranche A Closing Date in an amount corresponding to the Tranche A Commitment Amount. On the terms and subject to the conditions of this Agreement, the Lender agrees to make a term loan (the “Tranche B Loan”) to the Borrower on the Tranche B Closing Date in an amount corresponding to the Tranche B Commitment Amount. On the terms and subject to the conditions of this Agreement, the Lender agrees to make loans (collectively, the “Tranche C Loans”) to the Borrower during the Tranche C Availability Period in an aggregate principal amount that will not result in the aggregate Tranche C Credit Exposure exceeding the Tranche C Commitment Amount; provided that, the Borrower shall only be entitled to deliver up to three Borrowing Notices in respect of Tranche C Loans per calendar quarter and there shall not at any time be more than a total of three Tranche C Loans outstanding. Within the foregoing limit and on the terms and subject to the conditions of this Agreement, the Borrower may reborrow, prepay and reborrow Tranche C Loans in accordance with Section 2.2(d).
(b)    Repayment of the Tranche A Loan.  Subject to Sections 2.2(e)-(g) and Section 2.3(b), the Borrower shall pay in full to the Lender the outstanding principal balance of the Tranche A Loan on the Tranche A Maturity Date.
(c)    Repayment of the Tranche B Loan.  Subject to Sections 2.2(e)-(g) and Section 2.3(b), the Borrower shall pay in full to the Lender the outstanding principal balance of the Tranche B Loan on the Tranche B Maturity Date.
(d)    Prepayment, Repayment and Reborrowing of the Tranche C Loans.
(i)    Subject to the terms of this Section 2.2(d), the Borrower may prepay any Tranche C Loan from time to time, without premium or penalty, so long as the Borrower delivers to the Lender a notice of prepayment executed by a Responsible Officer on or before 9:00 a.m. (New York City time) on a Business Day at least five Business Days prior to the proposed prepayment date; provided that, if the Borrower shall be required to make a prepayment hereunder by reason of Section 2.2(d)(ii) or Section 2.2(d)(iii), such notice shall be delivered no later than the time at which such prepayment is made. Each notice of prepayment shall be irrevocable and shall specify the prepayment date and the principal amount of each Tranche C Loan or portion thereof to be prepaid. Each prepayment in respect of all or any part of a Tranche C Loan must be in a minimum principal amount of $1,000,000 and in multiples of $1,000,000 in excess thereof. Prepayments shall be accompanied by accrued interest in accordance with Section 2.3.

(ii)    The Borrower shall, in the event and on each occasion that the aggregate Tranche C Credit Exposure exceeds the Tranche C Commitment Amount, not later than the next Business Day, prepay Tranche C Loans in an aggregate amount equal to such excess.
(iii)    The Borrower shall, in the event and on each occasion that there are more than three Tranche C Loans outstanding, not later than the next Business Day, prepay at least one Tranche C Loan in full.
(iv)    Subject to Sections 2.2(g) and 2.3(b), the Borrower shall pay in full to the Lender the outstanding principal balance of the Tranche C Loans on the Tranche C Maturity Date.
(e)    Repayment of the Loans - Offsetting.  Notwithstanding anything to the contrary herein set forth, the Lender may elect, by providing written notice to the Borrower two Business Days prior to (i) any Maturity Date or (ii) any date on which payment of any licensing fees or other amounts is due from Nexperia to the Borrower under the DLA, to reduce the Payable Amount due and payable on the next succeeding Maturity Date, on a dollar for dollar basis, up to the applicable Offsetting Amount. If and to the extent the Lender makes such election, (A) the applicable Payable Amount shall be permanently reduced by the Offsetting Amount set forth in the written notice delivered by the Lender pursuant to this Section 2.2(e) and (B) the Lender’s obligation to pay the applicable licensing fees or other amounts used in the calculation of such Offsetting Amount shall be deemed satisfied and discharged for all purposes under the DLA and Prefunded SOWs in accordance with Section 6.1 of the DLA. No election made by the Lender under this Section 2.2(e) shall, except as may be otherwise stated in the applicable written notice, be applicable to any subsequent Maturity Date.
(f)    Maturity Date Extension.  In connection with modifications to the development timelines contemplated by the Prefunded SOWs and the DLA, the Tranche A Maturity Date and/or the Tranche B Maturity Date may be extended for an additional number of days to be mutually agreed by the Lender and the Borrower if (i) the Lender provides the Borrower with written notice of an extension at least 30 days prior to the then-applicable Maturity Date and the Borrower does not object in writing to such extension within 5 Business Days of receipt of such written notice (it being understood and agreed that the Borrower shall not unreasonably condition, delay or object to such extension) or (ii) the Borrower provides the Lender with a written request for an extension, together with reasonable supporting information justifying such extension, at least 30 days prior to the then-applicable Maturity Date and the Lender consents to such extension within 5 Business Days of receipt of such written request (it being understood and agreed that the Lender shall not unreasonably condition, delay or withhold its consent to such extension). For the avoidance of doubt, the Borrower may only deliver the aforementioned request for an extension so long as no Event of Default has occurred and is continuing on the date such request is delivered.
(g)    Prepayments During Acceleration.  Upon any acceleration or termination of the Commitments pursuant to Section 9.1, the Borrower shall immediately pay to the Lender an aggregate amount equal to all outstanding principal of the Loans (together with all accrued but unpaid interest thereon) unless, pursuant to Section 9.1 only a portion of the Loans or the Commitments is so accelerated or terminated (in which case the portion so accelerated or terminated shall be so repaid).

(h)    Application of Prepayments.  All amounts received as a result of the Borrower’s repayments or prepayments in respect of any Loans (including pursuant to Section 2.2(d)) shall be applied in such order and manner as the Lender in its sole and absolute discretion may elect.
2.3    Payment of Interest and Fees on the Loans.
(a)    Interest Rate.  During any applicable Interest Period, interest payable by the Borrower shall accrue on the outstanding principal amount of the Loans during such period at a rate per annum equal to the Applicable Rate.
(b)    Payment; Interest Computation.  Subject to Section 2.2(e), interest accrued on the Loans in accordance with this Agreement shall be payable in cash, without duplication:
(i)    on each Maturity Date;
(ii)    on the date of any payment, repayment or prepayment, in whole or in part, of principal outstanding on the Loans on the principal amount so paid, repaid or prepaid (including pursuant to Section 2.2(d));
(iii)    with respect to interest accrued for each Interest Period, no later than the first Business Day after the end of such Interest Period; and
(iv)    on all or that portion of the Loans that is accelerated or in respect of which the Commitments are terminated pursuant to Section 9.1, immediately upon such acceleration or termination.
Interest accrued on the Loans or other monetary Obligations after the date such amount is due and payable (whether on a Maturity Date, upon acceleration or otherwise) shall be payable upon demand.
(c)    Commitment Fee.  The Borrower agrees to pay to the Lender a commitment fee, accruing at a rate per annum equal to the Fee Rate, on the daily unused portion of the Tranche C Commitment Amount during the Tranche C Availability Period. Commitment fees accrued through and including the last day of March, June, September and December of each calendar year shall be payable on the first Business Day following such date and on the date on which the Commitments are terminated, commencing on the first such date to occur after the commencement of the Tranche C Availability Period.
(d)    Default Interest.  Notwithstanding anything to the contrary in Section 2.3(a), at all times commencing upon the date any Event of Default occurs under Section 8.1 for the Borrower’s failure to pay any outstanding principal or interest on the Loans, and continuing until such Event of Default is no longer continuing, the Applicable Rate shall be increased, to the fullest extent permitted by Law, by 3.00% per annum.
(e)    Computation of Interest and Fees.  All interest and fees shall be computed on the basis of the actual number of days occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Fees paid shall not be refundable under any circumstances.

2.4    Payments; Application of Payments.  Unless otherwise expressly provided in a Loan Document (including Section 2.2(e) hereunder), all payments by the Borrower pursuant to each Loan Document shall be made without setoff, deduction or counterclaim no later than 9:00 a.m., New York City time, on the date due in same day or immediately available funds in U.S. dollars to such account as the Lender shall specify from time to time by notice to the Borrower. Funds received after 9:00 a.m., New York City time, on any day shall be deemed to have been received by the Lender on the next succeeding Business Day. Payments due on other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.
2.5    Tax Matters
(a)    Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Taxes; provided that if the Borrower is required by applicable Law to deduct or withhold any Taxes from such payments, then:
(i)    if such Tax is an Indemnified Tax, the amount payable by the Borrower shall be increased so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts payable under this Section), the Lender receives an amount equal to the amount it would have received had no such deductions or withholdings been made; and
(ii)    the Borrower shall make such deductions and timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.
(b)    In addition, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.
(c)    The Borrower shall indemnify the Lender, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed on or attributable to amounts payable under this Section 2.5, but excluding Indemnified Taxes directly paid to a Governmental Authority pursuant to this Section 2.5) paid by the Lender on or with respect to an amount payable by the Borrower under or in respect of this Agreement or under any other Loan Document, together with any penalties, interest and expenses arising in connection therewith and with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Promptly upon having been notified in writing by Lender that any Indemnified Taxes have been levied, imposed or assessed the Borrower shall pay such Indemnified Taxes directly to the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender shall be conclusive absent manifest error.
(d)    Promptly after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Lender the original or certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the relevant return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

(e)    If the Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.5, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.5 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Lender, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit in lieu of refund), provided that the Borrower, upon the request of the Lender, agrees to repay the amount paid over to the Borrower (plus any interest, penalties or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund to such Governmental Authority. Notwithstanding the foregoing, the Lender shall not be required to make available its tax returns or any other information relating to its taxes that it deems confidential to the Borrower or any other Person.
(f)    A Lender that is entitled to any exemption from or a reduction of any Indemnified Taxes collected by withholding with respect to any payments made under any Loan Document shall deliver to Borrower (in such number of copies as may be reasonably requested) an executed IRS Form W-8BEN-E establishing the right to such exemption from or reduction of U.S. federal withholding Tax pursuant to the “interest,” “business profits,” or “other income” articles of the income tax treaty between the United States and the Netherlands. Lender agrees that if any form or certification it has previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in writing of its legal inability to do so.
(g)    If a payment to the Lender would be subject to U.S. federal withholding Tax imposed by FATCA if the Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Tax Code, as applicable), the Lender shall deliver to the Borrower at the time or times prescribed by law, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Tax Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with its obligations under FATCA and to determine that the Lender has complied with the Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(h)    The Borrower and the Lender agree that the Loans are indebtedness of the Borrower that does not entitle the Lender to participate in the profits of the Borrower within the meaning of the Treaty and that payments of interest are not treated as dividends. Neither the Borrower nor the Lender shall take any action inconsistent with the foregoing unless otherwise required by applicable law.
(i)    Each party’s obligations under this Section 2.5 shall survive any assignment of rights by, or the replacement of, Lender and the repayment, satisfaction or discharge of all obligations under any Loan Document.
2.6    Termination of Obligations.  For the avoidance of doubt and subject to Sections 2.2(e) and 9.9, following the earlier of (a) the Borrower’s payment to the Lender of all principal and interest due on the Loans and any other amounts (other than contingent reimbursement and indemnification obligations for which no claim has been asserted) due hereunder, if any, and (b) the date the Borrower effectuates the Collateral Assignment pursuant to Section 9.9, all monetary

Obligations (other than contingent reimbursement and indemnification obligations for which no claim has been asserted) shall be paid (or shall be deemed satisfied and discharged in the event the Borrower effectuates the Collateral Assignment pursuant to Section 9.9) in full and shall automatically terminate (such date, the “Termination Date”).
3.    CONDITIONS OF THE LOANS
3.1    Conditions Precedent to the Tranche A Loan.  The commitment of the Lender to make the Tranche A Loan shall be subject to the satisfaction of each of the conditions precedent set forth below in this Section 3.1, in form and substance satisfactory to the Lender and completion of such other matters, as the Lender may reasonably deem necessary or appropriate:
(a)    duly executed original signatures to this Agreement;
(b)    due evidence of proof of concept under the [***] SOW in accordance with Section 6.2(a) of the DLA;
(c)    timely receipt by the Lender of an executed Borrowing Notice in accordance with Section 3.5 (which Borrowing Notice shall constitute the written request for prefunding contemplated by Section 6.2(a) of the DLA);
(d)    a duly executed certificate of a Responsible Officer of the Borrower, dated the Effective Date and upon which the Lender may conclusively rely, certifying (i) as to copies of the Operating Documents of the Borrower and the full force and validity thereof, (ii) as to a copy of the resolutions or written consents of the Borrower authorizing (x) the borrowings hereunder and the transactions contemplated hereby and (y) the execution, delivery and performance by the Borrower of this Agreement and any other documents to be delivered by the Borrower in connection herewith and (iii) the names and true signatures of the representatives of the Borrower authorized to sign this Agreement and the other documents to be executed and delivered by the Borrower in connection herewith (including the Responsible Officers), together with the evidence of the incumbency of such persons;
(e)    a duly executed certificate of a Responsible Officer, dated the Tranche A Closing Date and upon which the Lender may conclusively rely, certifying that (i) the Borrower has not materially breached its obligations under the DLA; (ii) the representations and warranties in this Agreement shall be true and correct in all material respects on the date of the Borrowing Notice and on the Tranche A Closing Date; provided, however, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect” in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects (provided, however, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect” in the text thereof) as of such date; and (iii) no Default or Event of Default shall have then occurred and be continuing, or would result from the making of such Loan;
(f)    a long-form good standing certificate of the Borrower certified by the Secretary of State of the State of Delaware as of a date reasonably close to the Tranche A Closing Date;
(g)    certified copies, dated as of a recent date, of financing statement searches as the Lender may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, prior to the Tranche A Closing Date, will be terminated or released;
(h)    the Lender determines to its satisfaction that there has not been a Material Adverse Change since the Effective Date;
(i)    an update to Schedule 5.2, such updated Schedule to be complete and accurate in all material respects as of the Tranche A Closing Date;
(j)    a duly executed consent, amendment, release and/or waiver with respect to the ON Note, dated as of or prior to the Effective Date and in full force and effect on each of the Effective Date and the Tranche A Closing Date, in form and substance satisfactory to the Lender, confirming the priority of the Lender’s Liens hereunder, surrendering and/or waiving the Holder’s rights to the IP License (each as defined in the ON Note) contemplated by Section 5 thereof in connection with the ON Note Default (as defined below), consenting to the transactions contemplated herein and by the Loan Documents, affirming the satisfaction, release and payoff of the ON Note, and to such further effect as the Lender may request (the “ON Note Waiver”);
(k)    such unaudited financial information, projections or similar data of the Borrower, as of a date reasonably close to the Tranche A Closing Date, as the Lender may reasonably request; and
(l)    (i) on or prior to the Effective Date, unaudited financial statements of the Borrower prepared in accordance with GAAP (subject to the absence of footnote disclosures), consistently applied, with respect to fiscal years 2015 and 2016, together with a certificate signed by a Responsible Officer of the Borrower certifying that such financial statements fairly present, in all material respects, in accordance with GAAP (subject to the absence of footnote disclosures), the financial condition of the Borrower as at the dates indicated and its income, cash flows and shareholders’ equity for the periods indicated and (ii) on or prior to the first Closing Date, audited financial statements of the Borrower prepared in accordance with GAAP, consistently applied, with respect to fiscal years 2015 and 2016.
3.2    Conditions Precedent to the Tranche B Loan.  The commitment of the Lender to make the Tranche B Loan shall be subject to the prior making of the Tranche A Loan, the satisfaction of each of the conditions precedent set forth below in this Section 3.2, in form and substance satisfactory to the Lender and completion of such other matters as the Lender may reasonably deem necessary or appropriate:
(a)    due evidence of proof of concept under the [***] SOW in accordance with Section 6.2(b) of the DLA;
(b)    timely receipt by the Lender of an executed Borrowing Notice in accordance with Section 3.5 (which Borrowing Notice shall constitute the written request for prefunding contemplated by Section 6.2(b) of the DLA);
(c)    a duly executed certificate of a Responsible Officer, dated the Tranche B Closing Date and upon which the Lender may conclusively rely, certifying that (i) the Borrower has not materially breached its obligations under the DLA; (ii) the representations and warranties in this Agreement shall be true and correct in all material respects on the date of the Borrowing Notice and on the Tranche B Closing Date; provided, however, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect” in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects (provided, however, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect” in the text thereof) as of such date; and (iii) no Default or Event of Default shall have then occurred and be continuing, or would result from the making of such Loan;
(d)    the Lender determines to its satisfaction that there has not been a Material Adverse Change since the Effective Date;
(e)    an update to Schedule 5.2, such updated Schedule to be complete and accurate in all material respects as of the Tranche B Closing Date;
(f)    the Lender determines to its satisfaction that the ON Note Waiver is in full force and effect as of the Tranche B Closing Date; and
(g)    such unaudited financial information, projections or similar data of the Borrower, as of a date reasonably close to the Tranche B Closing Date, as the Lender may reasonably request.
3.3    Conditions Precedent to the Tranche C Loans.  The commitment of the Lender to make a Tranche C Loan shall be subject to the satisfaction of each of the conditions precedent set forth below in this Section 3.3, in form and substance satisfactory to the Lender and completion of such other matters as the Lender may reasonably deem necessary or appropriate:
(a)    Nexperia shall not have provided the Borrower with a notice of material breach under Section 14.3(b) of the DLA, which breach remains or will remain uncured as of (i) the date of the Borrowing Notice or (ii) the applicable Tranche C Closing Date;
(b)    Nexperia shall not have provided the Borrower with a notice of rejection of a Deliverable in accordance with Section 3 of the DLA, which Deliverable has not been redelivered by the Borrower in a manner that corrects its defects to Nexperia’s satisfaction within the time period provided in Section 3 of the DLA, and in any event prior to the date of the Borrowing Notice;
(c)    the Lender determines to its satisfaction that after, making the applicable Tranche C Loan, the Tranche C Credit Exposure shall not exceed the Tranche C Commitment Amount;
(d)    timely receipt by the Lender of an executed Borrowing Notice in accordance with Section 3.5;
(e)    a duly executed certificate of a Responsible Officer, dated the applicable Tranche C Closing Date and upon which the Lender may conclusively rely, certifying that (i) the Borrower has not materially breached its obligations under the DLA; (ii) the representations and warranties in this Agreement shall be true and correct in all material respects on the date of the Borrowing Notice and on the applicable Tranche C Closing Date; provided, however, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect” in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects (provided, however, that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect” in the text thereof) as of such date; (iii) no Default or Event of Default shall have then occurred and be continuing, or would result from the making of such Loan; and (iv) after making the applicable Tranche C Loan, the Tranche C Credit Exposure shall not exceed the Tranche C Commitment Amount;
(f)    the Lender determines to its satisfaction that there has not been a Material Adverse Change since the Effective Date;
(g)    an update to Schedule 5.2, such updated Schedule to be complete and accurate in all material respects as of the applicable Tranche C Closing Date;
(h)    the Lender determines to its satisfaction that the ON Note Waiver is in full force and effect as of the applicable Tranche C Closing Date;
(i)    such unaudited financial information, projections or similar data of the Borrower, as of a date reasonably close to the applicable Tranche C Closing Date, as the Lender may reasonably request; and
(j)    (i) on or before April 1, 2018 (or the next Business Day), the Borrower shall have repaid in full the principal balance of the IIDA Note and all interest, fees and other amounts due under the IIDA Note, and (ii) on or prior to the Effective Date, the Borrower shall have delivered to the Lender a payoff letter (which shall be reasonably satisfactory to the Lender) in connection therewith.
3.4    Covenant to Deliver.  The Borrower agrees to deliver to the Lender each item required to be delivered to the Lender under this Agreement as a condition precedent to the making of any Loan. The Borrower expressly agrees that a Loan made prior to the receipt by the Lender of any such item shall not constitute a waiver by the Lender of the Borrower’s obligation to deliver such item, and the making of any Loan in the absence of a required item shall be in the Lender’s sole discretion.
3.5    Procedures for Borrowing.  Subject to the prior satisfaction of all other applicable conditions to the making of a Loan set forth in this Agreement, to obtain a Loan, the Borrower shall deliver to the Lender a Borrowing Notice (which Borrowing Notice shall be irrevocable) executed by a Responsible Officer on or before 9:00 a.m. (New York City time) on a Business Day at least five Business Days prior to the proposed Closing Date. After receipt of the Borrowing Notice for the applicable Loan, the Lender shall, on the applicable Closing Date and subject to the terms and conditions hereof, make the proceeds of such Loan available to the Borrower by wire transfer to the Loan Deposit Account. With respect to the Tranche C Loans, (a) each Tranche C Loan must be in a minimum principal amount of $1,000,000 and in multiples of $1,000,000 in excess thereof, (b) the Borrower shall only be entitled to deliver up to three Borrowing Notices in respect of Tranche C Loans per calendar quarter and (c) there shall not at any time be more than a total of three Tranche C Loans outstanding. The Tranche A Commitment Amount shall automatically and permanently be reduced to zero on the Tranche A Commitment Termination Date. The Tranche B Commitment Amount shall automatically and permanently be reduced to zero on the Tranche B Commitment Termination Date. The Tranche C Commitment Amount shall automatically and permanently be reduced to zero on the Tranche C Commitment Termination Date.
4.    SECURITY INTEREST

4.1    Grant of Security Interest.  The Borrower hereby grants the Lender, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to the Lender, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof.
Subject to Section 9.9, if this Agreement is terminated, the Lender’s Lien in the Collateral shall continue until the Termination Date, and at such time, the Lender shall, at the Borrower’s sole cost and expense, terminate its security interest in the Collateral.
4.2    Priority of Security Interest.  The Borrower represents, warrants and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that have superior priority to the Lender’s Lien under this Agreement).
4.3    Perfection; Authorization to Make Filings.  The Borrower hereby agrees to execute and deliver to the Lender such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Lender shall reasonably request) and do all such other things as the Lender may reasonably deem necessary, appropriate or convenient (a) to assure to the Lender the effectiveness, perfection and priority of its security interests in the Collateral hereunder, including (i) such instruments as the Lender may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the Code and (ii) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit A attached hereto, (b) to consummate the transactions contemplated hereby and (c) to otherwise protect and assure the Lender of its rights and interests hereunder. To that end, the Borrower hereby authorizes the Lender, and each of its designees or agents, to file one or more financing statements, notices and/or other instruments, without notice to or signature from the Borrower, with the United States Patent and Trademark Office and otherwise in all appropriate jurisdictions and offices to perfect or protect the Lender’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Lender under the Code.
4.3.1    The Borrower hereby irrevocably makes, constitutes and appoints the Lender, its nominees, agents or any other Person whom the Lender may designate, as the Borrower’s lawful attorney-in-fact, with full power of substitution, in the Borrower’s name, place and stead, to sign in the name of the Borrower any such financing statements (including renewal statements), amendments and supplements, notices, instruments or any similar documents that in the Lender’s reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Termination Date. The Borrower hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement, notice and/or instrument by the Lender without notice thereof to the Borrower wherever the Lender may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of the Borrower or any part thereof, the Borrower agrees to execute and deliver all such instruments and to do all such other things as the Lender in its sole discretion reasonably deems necessary, appropriate or convenient to preserve, protect and enforce the security interests of the Lender under the law of such other jurisdiction (and, if the Borrower shall fail to do so promptly upon the request of the Lender, then the Lender may execute any and all such requested documents on behalf of the Borrower pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of the Borrower’s agents and the Lender so requests, the Borrower agrees to notify such agents in writing of the Lender’s security interest therein and, upon the Lender’s request, promptly instruct them to hold all such Collateral for the account of the Lender, subject to its instructions. The Borrower agrees to mark its books and records to reflect the security interest of the Lender in the Collateral.
4.4    Covenants Relating to Patents.  The Borrower covenants that, until the Termination Date, it shall:
(a)    Not do any act, or omit to do any act, whereby any Patent owned by it constituting Collateral may become abandoned, invalidated, rendered unenforceable or dedicated to the public, unless the Borrower determines in its good faith business judgment to do otherwise and, before allowing any such Collateral to become abandoned, invalidated, rendered unenforceable or dedicated to the public, to first provide the Lender with a written option to purchase such Patent for one Dollar ($1.00) (it being understood and agreed that such option to purchase shall terminate within 10 Business Days of the Lender’s receipt of such option).
(b)    Notify the Lender promptly if it knows that any application or registration relating to any Patent owned by the Borrower, constituting Collateral may become abandoned, invalidated, rendered unenforceable or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof or any court or tribunal in any country) regarding its ownership of any such Patent or its right to register the same or to keep and maintain the same.
(c)    Upon request of the Lender, execute and deliver any and all agreements, instruments, documents and papers as the Lender may reasonably request to evidence and perfect the security interest of the Lender in any Patent included in the Collateral.
(d)    Take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Patent included in the Collateral, including filing of applications for renewal, affidavits of use and affidavits of incontestability, unless the Borrower determines in its good faith business judgement to do otherwise and, before failing to pursue such application or to maintain such registration, to first provide the Lender with a written option to purchase such Patent for one Dollar ($1.00) (it being understood and agreed that such option to purchase shall terminate within 10 Business Days of the Lender’s receipt of such option).
(e)    Promptly notify the Lender after it learns that any Patent included in the Collateral is infringed, violated, misappropriated or diluted by another Person and take such actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent.
(f)    Not grant any exclusive license or Sole License of the Patents included in the Collateral.
4.5    Security Interest Absolute.  This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Lender and the security interests granted to the

Lender hereunder, and all obligations of the Borrower hereunder, shall, to the fullest extent permitted by applicable Law, in each case, be absolute, unconditional and irrevocable irrespective of:
(a)    any lack of validity, legality or enforceability of any Loan Document (other than this Agreement);
(b)    the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any Collateral securing any Obligations;
(c)    any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;
(d)    any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;
(e)    any amendment to, rescission, waiver or other modification of, or any consent to or departure from, any of the terms of any Loan Document;
(f)    any addition, exchange or release of any Collateral or of any Person that is (or will become) a grantor, or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any guaranty held by the Lender securing any of the Obligations; or
(g)    any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of the Borrower, any surety or any guarantor.
5.    REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants as follows:
5.1    Due Organization, Authorization; Power and Authority.  The Borrower (a) is validly organized and existing and in good standing in the State of Delaware, (b) is duly qualified and licensed to conduct business and is in good standing in each other jurisdiction (including the State of California) where the nature of its business or its ownership of property requires such qualification except where a failure to do so would not reasonably be expected to have a material adverse effect on the Borrower’s business, (c) holds all requisite material governmental licenses, permits and other approvals to enter into and perform its obligations under each Loan Document to which it is a party, (d) has all requisite power and authority (x) to conduct its operations as currently conducted and to own and hold under lease its property and to conduct its business substantially as currently conducted by it and (y) to make the borrowings and grant the security interests hereunder and to execute and deliver each Loan Document, and to consummate the transactions contemplated hereby and thereby, except, in the case of subclause (x) of this clause

(d), to the extent a failure to do so would not reasonably be expected to have a Material Adverse Effect.
The execution, delivery and performance by the Borrower of each Loan Document to which it is a party is within the Borrower’s corporate powers, has been duly authorized and does not (i) conflict with any of the Borrower’s Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict with or violate any applicable material order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Borrower may be bound or affected, (iv) require any action by, filing, registration or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or filings contemplated hereunder) or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any agreement by which the Borrower is bound (other than its Operating Documents), except, in the case of this clause (v), to the extent such conflict, contravention, breach, default, termination or acceleration would not reasonably be expected to have a Material Adverse Effect. Except with respect to the default under the ON Note that has been disclosed in writing to the Lender as of the Effective Date and is subject to the ON Note Waiver (the “ON Note Default”), the Borrower (A) has not materially breached its obligations under the DLA and (B) is not in default under any material contract, agreement or instrument to which it is a party or by which it is bound, which default, in the case of clause (B), could reasonably be expected to have a Material Adverse Effect.
Each Loan Document to which the Borrower is a party constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by principles of equity).
5.2    Collateral.  The Borrower has good title to, rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens (subject to Permitted Liens). Schedule 5.2 (for purposes of this Section 5.2, as it may be amended from time to time by the Borrower in accordance with Section 3) sets forth a complete and accurate list as of the Effective Date, the Tranche A Closing Date, the Tranche B Closing Date or the applicable Tranche C Closing Date, as the case may be, of all Patents which constitute Collateral.
(a)    With respect to all Patents listed on Schedule 5.2:
(i)    the Borrower is the sole and exclusive owner of all such Patents and rights associated with such Patents, in each case free and clear of any and all Liens (other than Permitted Liens), and no issued Patent listed on Schedule 5.2 has expired, lapsed or been forfeited, cancelled or abandoned unless permitted hereunder;
(ii)    the Borrower has taken commercially reasonable actions to maintain and protect such Patents to the fullest extent required hereby and there are no unpaid maintenance or renewal fees payable by the Borrower that are currently overdue for any of such Patents, except to the extent such non-payment could not reasonably be expected to cause a Material Adverse Effect;

(iii)    there is no proceeding challenging the validity or enforceability of any such Patents, neither the Borrower nor any of its Subsidiaries is involved in any such proceeding with any Person and none of the Patents is the subject of any administrative proceeding relating to a dispute involving a patent office or other relevant intellectual property registry which relates to validity, opposition, revocation, ownership or enforceability of the relevant Patents;
(iv)    all issued Patents listed on Schedule 5.2 are valid, enforceable and subsisting and no event has occurred, and nothing has been done or omitted to have been done, that would negatively affect the validity or enforceability of such Patents, except as otherwise expressly permitted hereby; and
(v)    the Borrower has not granted any third party (other than an Affiliate) an exclusive license or Sole License to the Patents listed on Schedule 5.2.
(b)    To the knowledge of the Borrower, except as set forth on Schedule 5.2(b), no third party is committing any act of infringement of any Patents included in the Collateral, except where such infringement is not reasonably expected to be material to the Borrower.
(c)    Except as set forth on Schedule 5.2(c), none of the Borrower or any of its Subsidiaries has received written notice from any third party alleging that the conduct of its business (including the work undertaken by the Borrower under the DLA) infringes any intellectual property of that third party and, to the knowledge of the Borrower, the conduct of the business of the Borrower (including the work undertaken by the Borrower under the DLA) does not infringe any intellectual property of any third party.
5.3    Litigation.  There are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against the Borrower that would reasonably be expected to have a Material Adverse Effect except as otherwise disclosed to the Lender in writing pursuant to Section 6.2(d).
5.4    Solvency.  Both before and immediately after giving effect to (a) the Loans made on or prior to the date this representation and warranty is made or remade, (b) the disbursement of the proceeds of such Loans to or as directed by the Borrower and (c) the payment and accrual of all transaction costs in connection with the foregoing, the Borrower is, and will be, Solvent.
5.5    Regulatory Compliance.  The Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a Material Adverse Effect. The Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue its operations as currently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the first Closing Date will be, duly obtained or made and which are, or on the first Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower of any Loan Document to which it is a party.

5.6    Subsidiaries.  The Borrower has no Subsidiaries except Transphorm Aizu, Inc., a kabushiki kaisha incorporated in Japan, and Transphorm Japan, Inc., a kabushiki kaisha incorporated in Japan.
5.7    Tax Returns and Payments.  The Borrower has timely filed all required tax returns and reports, and the Borrower has timely paid all federal, state and local Taxes, assessments, deposits and contributions owed by the Borrower except (a) to the extent such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, or (b) to the extent the failure to file such tax returns or reports or failure to timely pay such Taxes, assessments, deposits and contributions could not reasonably be expected to have a Material Adverse Effect.
To the extent the Borrower defers payment of any contested Taxes, the Borrower shall (i) notify the Lender in writing of the commencement of, and any material development in, the proceedings, and (ii) post bonds or take any other steps required to prevent the Governmental Authority levying such contested Taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower’s prior tax years which could result in additional Taxes becoming due and payable by the Borrower in an amount that could reasonably be expected to have a Material Adverse Effect.
5.8    Use of Proceeds.  Unless otherwise approved by the Lender, the Borrower has not and will not apply the proceeds of the Loans other than (i) with respect to the Tranche A Loan and the Tranche B Loan, to enable it to continue the development work contemplated by the DLA, including the Prefunded SOWs, and activities incidentally related thereto and (ii) with respect to any Tranche C Loan, (A) to repay, satisfy and discharge the ON Note or otherwise as may be reasonably necessary to obtain the ON Note Waiver, or (B) if and to the extent the ON Note has been paid off by the Borrower without drawing on a Tranche C Loan, for general corporate purposes.
5.9    Investment Company Act.  The Borrower is not an “investment company” as such term is defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.
5.10    No Default or Event of Default.  No Default or Event of Default exists or would result immediately thereafter from the incurring of any Obligations by the Borrower or the grant or perfection of the Lender’s Liens on the Collateral or the consummation of the transactions contemplated hereby.
5.11    Full Disclosure.  No written representation, warranty or other statement of the Borrower in any certificate or written statement given to the Lender, as of the date such representation, warranty or other statement was made, taken together with all such written certificates and written statements given to the Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.
5.12    Anti-Corruption Laws and Sanctions.  The Borrower has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Borrower and its directors, officers, employees and agents with the United States Foreign Corrupt Practices Act of 1977, as amended, or similar law of a jurisdiction in which the Borrower or any of its Subsidiaries conduct their business and to which they are subject. The Borrower has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Borrower and its directors, officers, employees and agents with applicable Sanctions.
6.    AFFIRMATIVE COVENANTS
The Borrower covenants and agrees with the Lender that the Borrower will perform or cause to be performed the obligations set forth below:
6.1    Government Compliance.
(a)    Maintain its legal existence and good standing in its jurisdiction of organization and maintain qualification in the State of California and in each other jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. The Borrower shall comply in all material respects with all Laws, ordinances and regulations to which it is subject.
(b)    Obtain and maintain all of the Governmental Approvals necessary for the performance by the Borrower of its obligations under the Loan Documents and the DLA and the grant of a security interest to the Lender in the Collateral. The Borrower shall promptly, upon reasonable request, provide copies of any such obtained Governmental Approvals to the Lender.
6.2    Updates.  Provide the Lender with the following:
(a)    Annual Financial Statements.  As soon as available and in any event on or before the earlier of (i) the date delivered by the Borrower to Kohlberg Kravis & Roberts & Co. L.P. (or any of its Affiliates) and (ii) 180 days (or such longer period agreed to by the Lender) after the last day of the Borrower’s fiscal year commencing with the fiscal year ended 2018, audited financial statements prepared in accordance with GAAP, consistently applied;
(b)    Quarterly Financial Statements.  As soon as available and in any event within 45 days after the last day of each fiscal quarter of the Borrower, an unaudited balance sheet of the Borrower as of such date, and unaudited statements of income and cash flows of the Borrower for such fiscal quarter, in each case prepared in accordance with GAAP;
(c)    Compliance Certificate.  Together with the financial statements delivered pursuant to clauses (a) and (b) above, a certificate signed by a Responsible Officer of the Borrower certifying (i) that the financial statements attached thereto fairly present, in all material respects, in accordance with GAAP, the financial condition of the Borrower as at the dates indicated and its income, cash flows and shareholders’ equity for the periods indicated and (ii) that such Responsible Officer has no knowledge of the existence of any condition or event which constitutes an Event of Default as of the date of such certificate (or if such officer has knowledge of a then-existing Event of Default, describing in reasonable detail such Event of Default and any action taken or proposed to be taken with respect thereto); and
(d)    Legal Action Notice.  A prompt report of any legal actions pending or threatened in writing against the Borrower that would reasonably be expected to have a Material Adverse Effect.

6.3    Taxes.  Timely file all required tax returns and reports and timely pay all material foreign, federal, state and local Taxes, assessments, deposits and contributions owed by the Borrower except (a) for deferred payment of any Taxes contested pursuant to the terms of Section 5.7 hereof or (b) where a failure to file or pay would not reasonably be expected to have a Material Adverse Effect.
6.4    Insurance.  Keep its operations, properties and the Collateral insured against such risks and in at least the amounts (and with only those deductibles) customarily maintained by Persons of comparable size engaged in the same or similar business as the Borrower. Insurance policies shall be in a form, with financially sound and reputable insurance companies, and in amounts that are consistent with market practice.
6.5    Maintenance of Properties.  Maintain, preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower (including pursuant to the DLA and the SOWs thereunder) may be properly conducted at all times, except as would not reasonably be expected to have a Material Adverse Effect.
6.6    Litigation Cooperation.  From the date hereof and continuing through the termination of this Agreement, make available to the Lender (upon reasonable prior notice and only during standard business hours so long as no Event of Default exists), the Borrower and its officers, employees and agents and the Borrower’s books and records, to the extent that the Lender may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against the Lender with respect to any Collateral or relating to the Borrower.
6.7    Further Assurances.  Execute any further instruments and take further action as the Lender reasonably requests to perfect or continue the Lender’s Lien in the Collateral or to effect the purposes of this Agreement; and deliver to the Lender, within 15 days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of the Borrower.
6.8    . [Reserved.]
6.9    Use of Proceeds.  Unless otherwise approved by the Lender, apply the proceeds of the Loans solely (i) with respect to the Tranche A Loan and the Tranche B Loan, to enable the Borrower to continue the development work contemplated by the DLA, including the Prefunded SOWs, and activities incidentally related thereto and (ii) with respect to any Tranche C Loan, (A) to repay, satisfy and discharge the ON Note or otherwise as may be reasonably necessary to obtain the ON Note Waiver, or (B) if and to the extent the ON Note has been paid off by the Borrower without drawing on a Tranche C Loan, for general corporate purposes. The Borrower shall not use the proceeds of any Loan for payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or similar law of jurisdiction in which the Borrower or any of its Subsidiaries conduct their business and to which they are subject. The Borrower shall not use the proceeds of any Loan, for the purpose of funding any activity, business or transaction of or with any Person subject to Sanctions. The Borrower shall operate its business in a manner consistent with or reasonably related to its business activities as carried out on or prior to the Effective Date.

6.10    Change of Control.  Give the Lender written notice of the anticipated date of any Change of Control no later than 10 Business Days prior to a Change of Control.
7.    NEGATIVE COVENANTS
The Borrower shall not do any of the following without the Lender’s prior written consent (which consent shall not be unreasonably withheld):
7.1    Changes in Operations or Organization.  (a) Engage in any operations other than the operations currently engaged in by the Borrower or reasonably related thereto; (b) liquidate or dissolve or (c) amend or modify the terms of its Operating Documents in any manner that could materially and adversely affect the rights or obligations of the Lender.
The Borrower shall not, without at least 10 Business Days’ prior written notice to the Lender: (i) change its jurisdiction of organization, (ii) change its organizational structure or type, (iii) change its legal name or (iv) change any organizational number (if any) assigned by its jurisdiction of organization.
7.2    Encumbrances.  Create, incur, extend, allow or suffer or permit to exist any Lien on any of the Collateral or assign or convey any right to receive income with respect thereto, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein (subject to Permitted Liens). To the extent requested by the Lender, with respect to (i) Indebtedness in an aggregate principal amount of $15,000,000 existing as of the date of this Agreement in respect of that certain subordinated note issued on October 4, 2017 in favor of Yaskawa Electric Corporation and (ii) indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar instruments of the Borrower incurred after the Effective Date in accordance with this Agreement, the Borrower shall promptly enter into written subordination agreements, reasonably satisfactory to the Lender, to subordinate such Indebtedness to the Obligations and all other Indebtedness owing from the Borrower to the Lender under this Agreement.
7.3    Patents.  Except as otherwise permitted under this Agreement (including under Section 4.4 hereof or pursuant to the Collateral Assignment), grant any exclusive license or Sole License, assign, transfer or otherwise dispose of any Patent that constitutes Collateral hereunder other than to Affiliates of the Borrower. For the avoidance of doubt, neither the abandonment of Patents nor the granting of licenses with respect to Patents that are not exclusive licenses or Sole Licenses, in each case in accordance with the terms of this Agreement (including Section 4.4 hereof or pursuant to the Collateral Assignment), shall be a prohibited assignment, transfer or disposition for purposes of this Section 7.3.
7.4    Compliance.  Fail to comply with any applicable Law with respect to the Collateral or any part thereof, the non-compliance with which could reasonably be expected to have a Material Adverse Effect.
8.    EVENTS OF DEFAULT
Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:
8.1    Payment Default.  The Borrower fails to make any payment, repayment or prepayment when due of (a) any principal of or interest on the Tranche A Loan, (b) any principal of or interest on the Tranche B Loan, (c) any principal of or interest on any Tranche C Loan or (d) any other monetary obligation, and in the case of clause (d), such failure continues unremedied for a period of 30 days after receipt of notice from the Lender that such amount was due;
8.2    Covenant Default.
(a)    The Borrower fails or neglects to perform, keep or observe any of its covenants, obligations or agreements in Sections 6.2, 6.9 or 6.10 or violates any covenant in Section 7; or
(b)    The Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant, obligation or agreement contained in this Agreement or any other Loan Document, and as to any Default (other than those specified in this Section 8) under such other term, provision, condition, covenant, obligation or agreement that can be cured, has failed to cure such Default within 30 days after notice from the Lender or actual knowledge of the default by the Borrower; provided, however, that cure periods provided under this Section 8.2(b) shall not apply, among other things, to the covenants set forth in clause (a) above;
8.3    Material Adverse Change.  A Material Adverse Change occurs;
8.4    Attachment; Levy; Restraint on Operations.
(a)    (i) The service of process seeking to attach, by trustee or similar process, any funds of the Borrower or of any entity under the control of the Borrower (including a Subsidiary) in excess of $250,000, or (ii) a notice of Lien (other than a Permitted Lien) or levy is filed against any of the Collateral by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within 60 days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); or
(b)    (i) Any material portion of the Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains or prevents the Borrower from conducting all or any material part of its operations;
8.5    Insolvency.  (a) The Borrower ceases to be Solvent or generally fails to pay, or admits in writing that it is unable or unwilling to pay, its debts as they become due; (b) the Borrower (i) begins an Insolvency Proceeding or any proceeding for its winding up or liquidation, (ii) otherwise applies for, consents to or acquiesces in the appointment of a trustee, receiver, sequestrator or other custodian or (iii) through its board of directors or shareholders, adopts resolutions to approve any of the foregoing; or (c) an Insolvency Proceeding, winding up petition or similar proceeding is begun against the Borrower and is not dismissed or stayed within 60 days or any trustee, receiver, sequestrator or other custodian is appointed and such appointment is not vacated within 60 days;
8.6    Other Agreements.  There is, under any agreement in respect of Indebtedness to which the Borrower is a party with a third party or parties having an outstanding aggregate principal amount of at least $250,000 (other than the ON Note Default), (a) (i) any failure to make a payment of principal or interest beyond the applicable grace period or (ii) any other default resulting in such third party or parties accelerating the maturity of such Indebtedness; or (b) any breach or default by the Borrower, the result of which could reasonably be expected to have a Material Adverse Effect;

8.7    Judgments; Penalties.  One or more fines, penalties or final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least $250,000 (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against the Borrower by any Governmental Authority, and the same are not, within 60 days after the entry, assessment or issuance thereof, discharged, satisfied or paid, or after execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay;
8.8    Misrepresentations.  The Borrower makes any representation, warranty or other statement in this Agreement or any other Loan Document, and such representation, warranty or other statement is incorrect in any material respect (except that such materiality qualifier shall not be applicable to any representation, warranty or other statement that is already qualified or modified as to materiality or “Material Adverse Effect” in the text thereof) when made;
8.9    Loss of Security.  This Agreement or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority security interest in favor of the Lender on any Collateral purported to be covered thereby;
8.10    Change of Control.  A Change of Control occurs; or
8.11    DLA.  (a) The Lender (i) terminates the DLA pursuant to (x) Section 14.3(b) or (y) Section 14.3(c) thereof or (ii) the Borrower fails to deliver (A) the report required to be delivered pursuant to the [***] SOW on or prior to the last Business Day of the first quarter of the calendar year 2020, as such date may be extended pursuant to Section 2.2(f) or (B) the report required to be delivered pursuant to the [***] SOW on or prior to the last Business Day of the first quarter of the calendar year 2021, as such date may be extended pursuant to Section 2.2(f), or (b) the Borrower terminates the DLA pursuant to (x) Section 14.3(b) or (y) Section 14.3(c) thereof.
9.    LENDER’S RIGHTS AND REMEDIES; LICENSE-BACK
9.1    Immediate Rights and Remedies.  Upon the occurrence and during the continuance of an Event of Default, the Lender may, without notice or demand, do any or all of the following:
(a)    terminate the Commitments (if not theretofore terminated) and accelerate and declare all or any part of the Loans and all other Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs the Commitments shall automatically terminate and all Loans and all other Obligations shall automatically and immediately be due and payable without any action by the Lender or notice or demand to any Person);
(b)    stop advancing money or extending credit for the Borrower’s benefit under this Agreement; and
(c)    (i) subject to Section 9.8 hereof, deliver a notice of exclusive control, any entitlement order, or other directions or instructions in respect of any Collateral and (ii) subject to Sections 9.2 and 9.8 hereof, exercise all rights and remedies available to it under this Agreement and under the Code with respect to the Collateral.
9.2    Rights and Remedies.  Upon the occurrence and during the continuance of an Event of Default, the Borrower shall reimburse the Lender for reasonable fees and expenses of counsel for the Lender (as incurred) arising from, relating to or in connection with the Lender’s exercise of remedies pursuant to this Agreement (including the collection of payment by the Borrower with respect to the Obligations). Notwithstanding anything to the contrary in this Agreement, if an Event of Default (other than an Event of Default under Sections 8.1(d), 8.2(b), 8.4(a), 8.5, 8.7, 8.10, 8.11(a)(i)(x) or 8.11(b)(x), for which there shall be no grace period) occurs and remains continuing for more than 30 consecutive days, the Lender may, without obtaining consent from the Borrower, exercise all rights and remedies (a) available to the Lender under the Loan Documents (including, for the avoidance of doubt, the rights and remedies in Sections 9.1, 9.2 and 9.9 hereof) without obtaining any consent of the Borrower which might otherwise be required, or (b) at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).
9.3    Power of Attorney.  In addition to other powers of attorney contained herein, the Borrower, on its own behalf and on behalf of its successors and assigns to the fullest extent permitted by Law, hereby irrevocably makes, constitutes and appoints the Lender, its nominees, agents or any other Person whom the Lender may designate, as the Borrower’s lawful attorney-in-fact, with full power of substitution, in the Borrower’s name, place and stead, exercisable upon the occurrence and during the continuance of an Event of Default, to do or accomplish any of the following and to execute such documents or instruments in the name or stead of the Borrower as may be necessary to:
(a)    demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Lender may reasonably deem appropriate;
(b)    commence and prosecute any actions at any arbitration tribunal or court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;
(c)    defend, settle or compromise any action, suit or proceeding brought concerning the Collateral and, in connection therewith, give such discharge or release as the Lender may reasonably deem appropriate;
(d)    receive, open and dispose of mail addressed to the Borrower and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of the Borrower, or securing, or relating to such Collateral;
(e)    pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;
(f)    direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct;
(g)    receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;
(h)    sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Lender were the absolute owner thereof for all purposes;

(i)    adjust and settle claims under any insurance policy relating thereto;
(j)    execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Lender may reasonably deem appropriate in order to perfect and maintain the security interests and Liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;
(k)    subject to Section 9.9 hereof, execute and deliver any agreements, instruments and documents contemplated thereby or that the Lender may reasonably deem appropriate in order to effectuate the Collateral Assignment;
(l)    institute any foreclosure proceedings that the Lender may reasonably deem appropriate; and
(m)    do and perform all such other acts and things as the Lender may deem appropriate or convenient in connection with the Collateral.
The Lender’s foregoing appointment as the Borrower’s attorney-in-fact, and all of the Lender’s rights and powers, coupled with an interest, are irrevocable until the Termination Date.
9.4    Protective Payments.  Consistent with the power of attorney granted in Section 9.3(e), during the continuance of an Event of Default, if the Borrower fails to pay any amount which the Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, the Lender may make such payment at its own cost. No payments by the Lender are deemed an agreement to make similar payments in the future or the Lender’s waiver of any Event of Default.
9.5    Application of Payments and Proceeds Upon Default.  All amounts received as a result of the exercise of remedies under the Loan Documents or under applicable Law shall be applied in such order and manner as the Lender in its sole and absolute discretion may elect.
9.6    Lender’s Liability for Collateral.  The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. So long as the Lender complies with customary banking practices regarding the safekeeping of the Collateral in the possession or under its control, the Lender shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, bailee or other Person. The Borrower bears all risk of loss, damage or destruction of the Collateral. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct.
9.7    No Waiver; Remedies Cumulative.  The Lender’s failure, at any time or times, to require strict performance by the Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of the Lender thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then shall only be effective for the specific instance and purpose for which it is given. The Lender’s rights and remedies under this Agreement and the other Loan Documents are cumulative. The Lender has all rights and remedies provided under the

Code, by law or in equity. The Lender’s exercise of one right or remedy is not an election and shall not preclude the Lender from exercising any other remedy under this Agreement or other remedy available at law or in equity, and the Lender’s waiver of any Event of Default is not and shall not be construed to be a continuing waiver. The Lender’s delay in exercising any remedy is not and shall not be construed to be a waiver, election or acquiescence.
9.8    License-Back.  Upon the occurrence of an Event of Default (other than an Event of Default pursuant to Sections 8.5 or 8.10 hereof), if the Lender exercises its rights with respect to the Collateral in accordance with this Agreement (including pursuant to Sections 9.1(c) and 9.9(b) hereof), the Borrower shall automatically have and retain, subject to the limitations set forth in this Section 9.8, a non-exclusive, perpetual, irrevocable, fully paid-up license to practice, or have practiced for or on its behalf, all Patents included in the Collateral, throughout the world (the “License-Back”). The License-Back shall (i) not be a Sole License or exclusive license, (ii) be non-sublicensable except to Borrower’s Affiliates, subcontractors and customers, in each case solely in connection with such Persons’ use or manufacture of the products of the Borrower and (iii) be non-transferable except to Borrower’s Affiliates. Any transfer, sublicense or other disposition of the License-Back in contravention of this Section 9.8 shall be invalid, unenforceable and void ab initio. The Lender agrees that any transfer by the Lender of the Patents included in the Collateral shall be subject to the License-Back and that it shall not transfer such Patents unless and until the transferee to take any actions reasonably necessary or reasonably requested by the Borrower to evidence the License-Back. Any transfer by the Lender in contravention of the preceding sentence of this Section 9.8 shall be invalid, unenforceable and void ab initio.
9.9    License to Nexperia; Collateral Assignment.
(a)    Upon the occurrence of an Event of Default, the Lender shall automatically have and retain a non-exclusive, perpetual, irrevocable, fully paid-up license to practice, or have practiced for or on its behalf, during the continuance of an Event of Default, all Patents included in the Collateral, throughout the world (the “Nexperia License”). The Nexperia License shall be fully sublicensable and transferable and shall provide Nexperia with the right to enforce such Patents throughout the world. For the avoidance of doubt, the parties agree that the Nexperia License will not satisfy the obligation of the Borrower to make all payments required on the Loans pursuant to the Loan Documents or, if applicable, to comply with the terms of Section 9.9(b), and the Lender may pursue all its remedies at law and in equity to enforce such obligations. The Nexperia License will automatically terminate upon (and subject to) the earlier of (x) the consummation of the Collateral Assignment in accordance with the provisions of Section 9.9 and the terms of the Patent Assignment Agreement and (y) the Borrower’s payment to the Lender of all principal and interest due on the Loans and any other amounts (other than contingent reimbursement and indemnification obligations for which no claim has been asserted) due hereunder; provided such payment is made within 30 days of the occurrence of the Event of Default giving rise to the Nexperia License.
(b)    If an Event of Default (other than an Event of Default under Sections 8.1, 8.2(b), 8.4(a), 8.5, 8.7, 8.10, 8.11(a)(i)(x) or 8.11(b)(x), for which there shall be no grace period) occurs and remains continuing for more than 30 consecutive days, the Borrower shall promptly, but in any event no later than 5 Business Days after (i) the date of such Event of Default (with respect to Events of Default under Sections 8.1(d), 8.2(b), 8.4(a), 8.5, 8.7, 8.10, 8.11(a)(i)(x) or 8.11(b)(x)), or (ii) 30 consecutive days after the date of such Event of Default (with respect to Events of Default under Sections 8.1(a) through (c), 8.2(a), 8.3, 8.4(b), 8.6, 8.8, 8.9, 8.11(a)(i)(y), 8.11(a)(ii) or 8.11(b)(y)), effectuate the Collateral Assignment and shall enter into the Patent

Assignment Agreement with the Lender. Subject to and contingent upon consummation of the Collateral Assignment in accordance with the provisions of Section 9.9 and the terms of the Patent Assignment Agreement, the Borrower will be deemed to have satisfied and discharged in full its monetary Obligations (other than contingent reimbursement and indemnification obligations for which no claim has been asserted) under this Agreement.
(c)    The Borrower will, and will use commercially reasonable efforts to cause its successors and assigns to, execute such licenses, instruments, agreements and documents and take such other actions as shall be reasonably requested by the Lender in order to further evidence and carry out the intent of this Section 9.9.
9.10    Credit Bidding.  The Lender shall have the right, exercisable at its sole discretion, to credit bid and purchase all or any portion of Collateral at any sale thereof conducted by the Lender under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Lender (whether by judicial action or otherwise) in accordance with applicable Law.
9.11    Survival.  This Section 9 shall survive the termination of this Agreement.
10.    NOTICES
All notices, consents, requests, approvals, demands or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail (including in “.pdf” form) or facsimile transmission; (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number or email address indicated below. The Borrower or the Lender may change its mailing or electronic mail address or facsimile number by giving the other parties written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Transphorm, Inc.
115 Castilian Drive
Goleta, CA 93117
Attn:  Cameron McAulay
Email:  cmcaulay@transphormusa.com
with a copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Attn:  Mark Bertelsen
Email:  mbertelsen@wsgr.com

If to the Lender:	Nexperia B.V.
Jonkerbosplein 52
6534 AB Nijmegen
The Netherlands
Attn:  General Counsel
Email:  [***]
with a copy (which shall not constitute notice) to:
Covington & Burling LLP
333 Twin Dolphin Drive, Suite 700
Redwood Shores, CA 94065
Attn:  Scott A. Anthony
Email:  scanthony@cov.com
Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.
11.    CHOICE OF LAW; DISPUTE RESOLUTION
(a)    Except as otherwise expressly provided in any of the Loan Documents, the Loan Documents (including the arbitration procedure referenced in this Section 11) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any principles of conflicts of law (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York regarding choice of law and choice of forum in certain transactions) that would cause the application of the law of any jurisdiction other than the State of New York.
(b)    Any controversy or claim arising out of, in connection with or relating to any of the Loan Documents or any breach hereof (including any dispute regarding the jurisdiction of the arbitral tribunal) shall be finally resolved by binding arbitration conducted pursuant to the Rules of Arbitration of the International Chamber of Commerce (the “Rules”) and Title 9 of the U.S. Code. Judgment on any award rendered by the arbitral tribunal may be entered in any court having jurisdiction thereof.
(c)    The arbitration shall be conducted by three arbitrators. Each of the Lender and the Borrower shall appoint one arbitrator in accordance with the schedule set forth in the Rules and the two chosen arbitrators shall select the third arbitrator. In the event either party fails to appoint an arbitrator, or the two party-appointed arbitrators do not appoint a third arbitrator, the arbitrator(s) shall be appointed by the International Court of Arbitration of the International Chamber of Commerce in accordance with the Rules. The place of arbitration shall be New York, New York, and the language of the arbitration shall be English, but documents or testimony may be submitted in other languages if a translation is provided. Any award or decision by the arbitrators shall specify that they have been convened under this Section 11 and have jurisdiction by the consent of all parties to this Agreement.
(d)    The arbitrators shall decide the dispute in accordance with the substantive governing law as set forth in Section 11(a), and, for the avoidance of doubt, without applying any choice of law or conflicts of law principles of the governing law that would give effect to the laws of another jurisdiction, as set forth in Section 11(a).

(e)    Each party hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with the Loan Documents or any the transactions contemplated hereby or thereby.
(f)    This Section 11 shall not prohibit a party from seeking injunctive relief from any court of competent jurisdiction in the event of a breach or prospective breach of any Loan Document by the other party that would cause irreparable harm to the first party.
This Section 11 shall survive the termination of this Agreement.
12.    GENERAL PROVISIONS
12.1    Termination.  All covenants, representations and warranties made in this Agreement continue in full force and effect until this Agreement has terminated pursuant to its terms and all Obligations (other than contingent reimbursement and indemnification obligations for which no claim has been asserted) have been fulfilled, terminated or deemed satisfied and discharged, as provided for in this Agreement. Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive this Agreement’s termination.
12.2    Successors and Assigns.  This Agreement binds and is for the benefit of the successors and permitted assigns of each party. The Borrower may not assign this Agreement or any rights or obligations under it without the Lender’s prior written consent (which may be granted or withheld in the Lender’s sole discretion). The Lender has the right, with the prior written consent of the Borrower (which may be granted or withheld in the Borrower’s sole discretion), to sell, transfer, assign, negotiate or grant participation in all or any part of, or any interest in (each, a “Transfer”), the Lender’s obligations, rights and benefits under this Agreement and the other Loan Documents; provided, that the Lender shall have the right to Transfer its obligations, rights and benefits under this Agreement and the other Loan Documents to any of its Affiliates without the prior written consent of the Borrower. The parties will co-operate to effect any assignment permitted by this Section 12.2.
Notwithstanding anything to the contrary in any Loan Document, the Lender shall not assign this Agreement or any of its obligations, rights or benefits under it to another Person if such assignment would increase the obligations of the Borrower under Section 2.5 of this Agreement. Any assignee of the Lender’s obligations, rights or benefits shall deliver to the Borrower (in such number of copies as may be reasonably requested) on or prior to the date of such assignment (and from time to time thereafter upon reasonable request by the Borrower), executed copies of any form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.
The Lender, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each assignment and assumption delivered to it and a register for the recordation of the names and addresses of the Lenders (which term shall include, for this purpose, any assignee of the Lender), and the commitments of, and principal amounts (and stated interest) of the Loans owing to, the Lenders pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
12.3    Indemnification.  The Borrower agrees to indemnify, defend and hold the Lender and its directors, officers, employees, agents, trustees, representatives, attorneys and other advisors (each, an “Indemnified Person”) harmless against all direct losses or expenses in any way suffered, incurred or paid by such Indemnified Person as a result of, following from, consequential to or arising from transactions between the Lender and the Borrower contemplated by the Loan Documents (including reasonable attorneys’ fees and expenses), except for losses caused by such Indemnified Person’s negligence, fraud or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment or order.
This Section 12.3 shall survive until all statutes of limitation with respect to the losses and expenses for which indemnity is given shall have run.
12.4    Time of Essence.  Time is of the essence for the performance of all Obligations in this Agreement.
12.5    Severability of Provisions.  Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.
12.6    Amendments in Writing; Waiver; Integration.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (a) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency, by the Lender and the Borrower, (b) in the case of any other waiver or consent, by the Lender and (c) in the case of any other amendment, by the Lender and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. The Loan Documents and the DLA (including the SOWs thereunder) represent the entire agreement about this subject matter and supersede all prior negotiations or agreements, whether oral, written or implied. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents and the DLA (including the SOWs thereunder).
12.7    Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.
12.8    Confidentiality.  In handling any Confidential Information of the Borrower, the Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to prospective transferees or purchasers of any interest in any Loan (provided, however, the Lender shall use its reasonable best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (b) as required by law, regulation, subpoena or other order; (c) as applicable, to the Lender’s regulators or as otherwise required in connection with the Lender’s examination or audit; (d) as the Lender considers appropriate in exercising remedies under the Loan Documents; (e) to third-party service providers of the Lender so long as such service providers have agreed to abide by confidentiality terms no less restrictive than those contained herein and (f) as otherwise provided by the DLA.  No announcement or public dissemination of the existence or the subject matter of this Agreement shall be made or issued by either party hereto without the prior written consent of the other party. The limitation set forth in the previous sentence shall not affect any announcement or public dissemination required by applicable Law, provided that the party with an obligation to make an announcement or public dissemination shall consult with the other party to the extent reasonably practicable before complying with such obligation.
12.9    Attorneys’ Fees, Costs and Expenses.  Except as provided in Sections 9.2 and 12.3, in any action or proceeding between Borrower and the Lender arising out of or relating to the Loan Documents, each party shall pay its own attorneys’ fees and other costs and expenses incurred.
12.10    Electronic Execution of Documents.  The words “execution”, “signed”, “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable Law, including any state law based on the Uniform Electronic Transactions Act.
12.11    Captions.  The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
12.12    Construction of Agreement.  The parties have participated jointly in the negotiation and drafting of the Loan Documents. In the event an ambiguity or question of intent or interpretation arises, the Loan Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Except as otherwise expressly provided, the following rules of interpretation shall apply to the Loan Documents: (a) the definitions of terms shall apply equally to the singular and plural forms of the terms defined; (b) wherever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms; (c) “including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned; (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (e) unless the context requires otherwise, any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, restated, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or therein) and shall include any appendices, schedules, exhibits, clarification letters, side letters, and disclosure letters executed in connection therewith; (f) any reference to any Person shall be construed to include such Person’s successors and assigns to the extent permitted under the applicable documentation; (g) any reference to any applicable Law shall be construed as referring to such applicable Law as amended from time to time; (h) “herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document; and (i)

the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. The English original of this Agreement shall prevail over any translation hereof.
12.13    Relationship.  The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.
12.14    Third Parties.  Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any Persons other than the express parties to it, their respective permitted successors and assigns and the Indemnified Persons; (b) relieve or discharge the obligation or liability of any Person not an express party to this Agreement; or (c) give any Person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.
12.15    Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties to any such Loan Document, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
13.    DEFINITIONS
As used in this Agreement, the following capitalized terms have the following meanings:
“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.
“Agreement” is defined in the preamble hereof.
“Applicable Rate” means 6.00%.
“Bail-In Action” means, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Borrower” is defined in the preamble hereof.
“Borrowing Notice” is that certain form attached hereto as Exhibit B.
“Business Day” is any day other than a Saturday, Sunday or other day on which commercial banks in New York City, California, London or Amsterdam are authorized or required to close.
“Change of Control” means (a) an “Acquisition,” as defined in Section 3(d) of Article V of the Company’s Restated Certificate of Incorporation, as in effect on the Effective Date, and as amended from time to time, with respect to the Borrower or (b) the closing of the Borrower’s first firm commitment underwritten public offering of stock registered under the Securities Act of 1933, as amended.
“Closing Dates” means, collectively, the Tranche A Closing Date, the Tranche B Closing Date and the Tranche C Closing Dates.
“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any other Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, the Lender’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions relating to such provisions.
“Collateral” means all of the Borrower’s right, title and interest in and to the Patents identified on Schedule 5.2 hereto.
“Collateral Assignment” means the Borrower’s perpetual and irrevocable conveyance, delivery, transfer and assignment to the Lender, its successors and assigns, of all of the Borrower’s right, title and interest in, to and under the Patents included in the Collateral, free and clear of all

Liens (other than Permitted Liens), along with (i) the registrations and applications relating thereto, (ii) all goodwill symbolized thereby and associated therewith and including all rights therein provided by international conventions and treaties, and the exclusive right to sue for past, present and future infringement thereof, (iii) any and all rights of the Borrower to sue at law or in equity for any infringement, imitation, impairment, distortion, dilution or other unauthorized use or conduct in derogation of such Patents, including the right to receive all proceeds and damages therefrom, (iv) any and all rights to royalties, profits, compensation, license fees or other payments or remuneration of any kind relating to such Patents, and (v) any and all rights to obtain renewals, reissues, and extensions of registrations or other legal protections pertaining to such Patents.
“Commitment” means the Lender’s obligation (if any) to make Loans hereunder.
“Confidential Information” has the meaning set forth in Section 1.8 of the DLA.
“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.
“Deliverable” has the meaning set forth in Section 1.10 of the DLA.
“DLA” is defined in the preamble hereof.
“Dollars”, “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” is defined in the preamble hereof.
“[***] SOW” means the SOW set forth in Addendum 2 to the DLA, as such SOW may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the DLA.
“ERISA” is the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” is defined in Section 8.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, or required to be withheld or deducted from a payment to the Lender or any such other recipient, (a) Taxes imposed on or measured by net income (however denominated), branch profits taxes, and franchise Taxes imposed (i) by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or conducts business, in which its principal office is located or in which its applicable lending office is located or (ii) that otherwise are Other Connection Taxes (b) any U.S. federal withholding Taxes imposed on amounts payable to or for the account of Lender with respect to the Loans or any assignee of Lenders rights thereunder, pursuant to a law in effect on the date on which (i) Lender or such assignee acquires such rights or (ii) Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.5, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such assignment, or to Lender immediately before it changed its lending office, (c) Taxes attributable to a failure to comply with Section 2.5(f) and (g), and (d) any U.S. federal withholding Taxes imposed under FATCA; provided, however, that (A) for purposes of clause (b) of this definition, any Taxes imposed as a result of a taxing authority treating the Loans as entitling the Lender to participate in the profits of the Borrower or as a result of treating interest payments on the Loans as dividends, in each case within the meaning of the Treaty shall not be Excluded Taxes and (B) in the event that the Loans and/or the DLA are characterized by a taxing authority as a partnership for U.S. federal income tax purposes in which the Lender is a partner, any U.S. federal, state or local Taxes measured by net income (however denominated) that are imposed with respect to payments of interest pursuant to Section 2.3 hereof to the Lender in its capacity as a partner of such partnership shall not be Excluded Taxes.
“FATCA” means Sections 1471 through 1474 of the Tax Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Tax Code and any applicable intergovernmental agreements with respect thereto, and any Laws implementing agreements included in this definition.
“Fee Rate” means 0.70%.
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.
“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.
“Governmental Authority” means the government of any nation or any political subdivision thereof, whether state, local, territory, province or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank), any securities exchange and any self-regulatory organization.

“IIDA Note” means that certain 1% Unsecured Subordinated Convertible Promissory Note Due April 1, 2018 issued on April 1, 2015 by the Borrower in favor of IIDA Electronics Co. Ltd., as amended, restated, supplemented or otherwise modified from time to time.
“Indebtedness” is (a) indebtedness for borrowed money, including obligations evidenced by notes, bonds, debentures or similar instruments, and (b) capital lease obligations.
“Indemnified Person” is defined in Section 12.3.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under this Agreement and (b) to the extent not otherwise described in (a), Other Taxes.
“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code or any other U.S. or foreign bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors or proceedings seeking reorganization, arrangement or other relief.
“Interest Period” means:
(a)    with respect to (i) the Tranche A Loan, initially, the period beginning on (and including) the Tranche A Maturity Date without giving effect to any extension to such date pursuant to Section 2.2(f) and (ii) the Tranche B Loan, initially, the period beginning on (and including) the Tranche B Maturity Date without giving effect to any extension to such date pursuant to Section 2.2(f), and ending on (and including) the last day of the first full calendar quarter immediately following such date and (ii) thereafter, each period beginning on (and including) the first day after the end of the previous Interest Period and ending on the earlier of (and including) (x) the last day of the calendar quarter in which such Interest Period begins and (y) the Tranche A Maturity Date (for the avoidance of doubt, after giving effect to any extension thereto pursuant to the terms hereof) or the Tranche B Maturity Date (for the avoidance of doubt, after giving effect to any extension thereto pursuant to the terms hereof), as applicable; and
(b)    with respect to each Tranche C Loan, (i) initially, the period beginning on (and including) the applicable Tranche C Closing Date and ending on (and including) the last day of the first full calendar quarter immediately following such date and (ii) thereafter, each period beginning on (and including) the first day after the end of the previous Interest Period and ending on the earlier of (and including) (x) the last day of the calendar quarter in which such Interest Period begins, (y) the date on which such Tranche C Loan is prepaid in accordance with Section 2.2(d) and (z) the Tranche C Maturity Date.
“Laws” means all applicable U.S. federal, state, local or foreign laws, statutes, ordinances, rules, regulations, guidances, judgments, orders, injunctions and decrees, and permits issued by any Governmental Authority.
“Lender” is defined in the preamble hereof.
“License-Back” is defined in Section 9.8.
“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property or assets, or any part thereof, whether present or future. For the avoidance of doubt, licenses in respect of Patents shall constitute Liens for purposes of this definition.
“Loan Deposit Account” is the account denominated in U.S. Dollars, account number xxxxx1041, maintained by the Borrower with Wells Fargo Bank with ABA No. 121000248.
“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices and any other documents executed and delivered in accordance with this Agreement, any Borrowing Notice and the Patent Assignment Agreement, all as amended, restated, supplemented or otherwise modified from time to time.
“Loans” means, collectively, the Tranche A Loan, the Tranche B Loan and the Tranche C Loans.
“Material Adverse Change” is (a) a material impairment in the perfection of the Lender’s Lien in the Collateral, (b) a material adverse change in the business, operations, performance, condition (financial or otherwise) or properties of the Borrower (c) a material adverse change in the ability of the Borrower to perform its obligations under any Loan Document or in the rights and remedies of the Lender under any Loan Document.
“Material Adverse Effect” is (a) a material impairment in the perfection of the Lender’s Lien in the Collateral, (b) a material adverse effect on the business, operations, performance, condition (financial or otherwise) or properties of the Borrower or (c) a material adverse effect on the ability of the Borrower to perform its obligations under any Loan Document or in the rights and remedies of the Lender under any Loan Document.
“Maturity Dates” means, collectively, the Tranche A Maturity Date, the Tranche B Maturity Date and the Tranche C Maturity Date.
“Nexperia” is defined in the preamble hereof.
“Nexperia License” is defined in Section 9.9(a).
“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower arising under or in connection with a Loan Document and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.5, whether or not allowed in such proceeding) on the Loans.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Offsetting Amount” means, as of any date of determination, (a) with respect to the Tranche A Loan, an amount equal to the outstanding and unpaid balance of licensing fees or other amounts then owed by Nexperia to the Borrower pursuant to the [***] SOW and Section 7.7(b) of the DLA and (b) with respect to the Tranche B Loan, an amount equal to the outstanding and unpaid balance of licensing fees or other amounts then owed by Nexperia to the Borrower pursuant to the [***] SOW and Section 7.7(c) of the DLA.

“ON Note” means that certain 1% Unsecured Convertible Promissory Note Due October 2, 2017 issued on October 2, 2014 by the Borrower in favor of Semiconductor Components Industries, LLC, as amended, restated, supplemented or otherwise modified from time to time.
“ON Note Default” is defined in Section 5.1.
“ON Note Waiver” is defined in Section 3.1(j).
“Operating Documents” are, for any Person, such Person’s formation documents and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.
“Other Connection Taxes” means, with respect to the Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing the Tax (other than a connection arising from the execution, delivery, enforcement of, or performance under, or receipt of payments under any Loan Document).
“Other Taxes” means any and all present or future stamp, recording, filing, documentary or similar Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or performance under or otherwise with respect to this Agreement or any other Loan Document, except for any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“Patent” means (a) any letters of patent, registration or invention disclosure in the United States and all reissues and extensions thereof and (b) all applications for letters of patent in the United States and all divisions, continuations, continuations-in-part, continued prosecution applications, substitutions, reissues, reexaminations, renewals, extensions and restorations thereof.
“Patent Assignment Agreement” is that certain agreement attached hereto as Exhibit C.
“Payable Amount” means, as of any date of determination, the sum of (i) the outstanding principal balance of the Loans as of such date, plus (ii) any accrued but unpaid interest as of such date, plus (iii) any fees, expenses or other costs owed to the Lender as of such date.
“Permitted Liens” are:
(a)    Liens arising under this Agreement and the other Loan Documents;
(b)    Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which the Borrower maintains adequate reserves on its books;
(c)    Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of operations (other than Liens imposed by ERISA);
(d)    Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in clauses (a) and (b) above, but any extension, renewal or replacement

Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase;
(e)    Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7; and
(f)    licenses (including in intellectual property) that are not exclusive licenses or Sole Licenses and that could not result in the legal transfer of title of the licensed property.
“Person” is any natural person, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority, whether acting in an individual, fiduciary or other capacity.
“Prefunded SOWs” means the [***] SOW and the [***] SOW.
“Proceeds” is any “proceeds” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made.
“Requirement of Law” is as to any Person, the Operating Documents of such Person, and any Law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” is any of the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Borrower.
“Rules” is defined in Section 11(b).
“Sanctions” means United States sanctions administered by OFAC.
“Sole License” means a license whereby a licensee’s rights are sole and operate to exclude all others, other than the licensor thereunder (i.e., a license under which only the licensor and a single licensee can utilize the subject matter of the license).
“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) such Person is able to pay the probable liabilities of such Person on its debts as such liabilities become absolute and matured, (b) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the property of such Person would constitute an unreasonably small capital and (c) such Person has not executed this Agreement or any other Loan Document, or made any transfer or incurred any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SOW” has the meaning set forth in Section 1.28 of the DLA.
“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
“[***] SOW” means the SOW set forth in Addendum 3 to the DLA, as such SOW may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the DLA.
“Tax Code” means the Internal Revenue Code of 1986, as amended.
“Taxes” means all present or future income, withholding, franchise, capital gains, branch profits, stamp or other taxes, duties, levies, imposts, charges, assessments or fees in the nature of a tax, deduction or withholding, including backup withholding, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.
“Termination Date” is defined in Section 2.6.
“Tranche A Closing Date” means the date on which the Lender shall make available the Tranche A Commitment Amount as set forth in the following table:

Tranche A Closing Date	Tranche A Commitment Amount
The first Business Day in the fourth quarter of calendar year 2018 on which the conditions set forth in Section 3.1 are satisfied or waived in accordance with this Agreement.	$5,000,000
“Tranche A Commitment Amount” means the Tranche A Loan that the Lender shall make available on the Tranche A Closing Date as set forth in the definition of “Tranche A Closing Date”.
“Tranche A Commitment Termination Date” means the earlier of (a) the Tranche A Closing Date (immediately after the making of the Tranche A Loan on such date) and (b) the date on which the Commitments terminate pursuant to Section 9 of this Agreement.
“Tranche A Loan” is defined in Section 2.2(a).
“Tranche A Maturity Date” means the date on which a report is required to be delivered pursuant to the [***] SOW, which shall be no later than the last Business Day of the first quarter of calendar year 2020, as such date may be extended pursuant to the terms hereof.
“Tranche B Closing Date” means the date on which the Lender shall make available the Tranche B Commitment Amount as set forth in the following table:

Tranche B Closing Date	Tranche B Commitment Amount
The first Business Day in the first quarter of calendar year 2019 on which the conditions set forth in Section 3.2 are satisfied or waived in	$10,000,000

accordance with this Agreement.
“Tranche B Commitment Amount” means the Tranche B Loan that the Lender shall make available on the Tranche B Closing Date as set forth in the definition of “Tranche B Closing Date”.
“Tranche B Commitment Termination Date” means the earlier of (a) the Tranche B Closing Date (immediately after the making of the Tranche B Loan on such date) and (b) the date on which the Commitments terminate pursuant to Section 9 of this Agreement.
“Tranche B Loan” is defined in Section 2.2(a).
“Tranche B Maturity Date” means the date on which a report is required to be delivered pursuant to the [***] SOW, which shall be no later than the last Business Day of the first quarter of calendar year 2021, as such date may be extended pursuant to the terms hereof.
“Tranche C Availability Period” means the period from and including April 2, 2018 to but excluding the Tranche C Commitment Termination Date.
“Tranche C Closing Date” means each date during the Tranche C Availability Period on which the conditions set forth in Section 3.3 are satisfied or waived in accordance with this Agreement and the Lender makes available to the Borrower all or any portion of the Tranche C Commitment Amount.
“Tranche C Commitment Amount” means $10,000,000.
“Tranche C Commitment Termination Date” means the earlier of (a) the Tranche C Maturity Date and (b) the date on which the Commitments terminate pursuant to Section 9 of this Agreement.
“Tranche C Credit Exposure” means, at any time, the sum of the aggregate principal amount of Tranche C Loans outstanding at such time.
“Tranche C Loan” is defined in Section 2.2(a).
“Tranche C Maturity Date” means the earlier of (a) the third anniversary of the Effective Date and (b) the date on which a Change of Control occurs.
“Transfer” is defined in Section 12.2.
“Treaty” means the Convention Between the United States of America and the Kingdom of the Netherlands for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income, as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which Write-Down and Conversion Powers are described in the EU Bail-In Legislation Schedule.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

TRANSPHORM, INC.

By	/s/ Cameron McAulay
Name:	Cameron McAulay
Title:	Chief Financial Officer

LENDER:

NEXPERIA B.V.

By	/s/ Charles Smit
Name:	Charles Smit
Title:	General Counsel

[Signature Page to Loan and Security Agreement]

SCHEDULE 5.2

Title	Application No.	Filing Date	Patent No.	Issue Date	Focus Area	Status
III-NITRIDE DEVICES WITH RECESSED GATES	12102340	04/14/2008	7795642	09/14/2010	Device/FAB/ Packaging	Live
INSULATED GATE E-MODE TRANSISTORS	12324574	11/26/2008	7851825	12/14/2010	Device/FAB/ Packaging	Live
III-NITRIDE BIDIRECTIONAL SWITCHES	12209581	09/12/2008	7875907	01/25/2011	Device/FAB/ Packaging	Live
III-NITRIDE DEVICES AND CIRCUITS	12368248	02/09/2009	7884394	02/08/2011	Device/FAB/ Packaging	Live
SEMICONDUCTOR HETEROSTRUCTURE DIODES	12332284	12/10/2008	7898004	03/01/2011	Device/FAB/ Packaging	Live
III-NITRIDE DEVICES WITH RECESSED GATES	12816971	06/16/2010	7939391	05/10/2011	Device/FAB/ Packaging	Live
BRIDGE CIRCUITS AND THEIR COMPONENTS	12368200	02/09/2009	7965126	06/21/2011	Circuits	Live
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	12611018	11/02/2009	8138529	03/20/2012	Device/FAB/ Packaging	Live
ENHANCEMENT MODE GALLIUM NITRIDE POWER DEVICES	13019150	02/01/2011	8193562	06/05/2012	Device/FAB/ Packaging	Live
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13008874	01/18/2011	8237198	08/07/2012	Device/FAB/ Packaging	Live
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	12556438	09/09/2009	8289065	10/16/2012	Circuits	Live
ENHANCEMENT MODE GALLIUM NITRIDE POWER DEVICES	13406723	02/28/2012	8344424	01/01/2013	Device/FAB/ Packaging	Live
SEMICONDUCTOR DEVICES WITH FIELD PLATES	12550140	08/28/2009	8390000	03/05/2013	Device/FAB/ Packaging	Live
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	13355885	01/23/2012	8455931	06/04/2013	Device/FAB/ Packaging	Live
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13618502	09/14/2012	8493129	07/23/2013	Circuits	Live
BRIDGE CIRCUITS AND THEIR COMPONENTS	13164109	06/20/2011	8508281	08/13/2013	Circuits	Live
ENHANCEMENT MODE III-N HEMTS	12108449	04/23/2008	8519438	08/27/2013	Device/FAB/ Packaging	Live

Title	Application No.	Filing Date	Patent No.	Issue Date	Focus Area	Status
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13618726	09/14/2012	8531232	09/10/2013	Circuits	Live
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13533339	06/26/2012	8541818	09/24/2013	Device/FAB/ Packaging	Live
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	13873855	04/30/2013	8592974	11/26/2013	Device/FAB/ Packaging	Live
HIGH POWER SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	13269367	10/07/2011	8598937	12/03/2013	Device/FAB/ Packaging	Live
SEMICONDUCTOR ELECTRONIC COMPONENTS AND CIRCUITS	12701458	02/05/2010	8624662	01/07/2014	Device/FAB/ Packaging	Live
GALLIUM NITRIDE POWER DEVICES	13723753	12/21/2012	8633518	01/21/2014	Device/FAB/ Packaging	Live
SEMICONDUCTOR POWER MODULES AND DEVICES	13405041	02/24/2012	8648643	02/11/2014	Device/FAB/ Packaging	Live
SEMICONDUCTOR DEVICES WITH FIELD PLATES	13748907	01/24/2013	8692294	04/08/2014	Device/FAB/ Packaging	Live
ELECTRODE CONFIGURATIONS FOR SEMICONDUCTOR DEVICES	13040940	03/04/2011	8716141[1]	05/06/2014	Device/FAB/ Packaging	Live
TRANSISTORS WITH ISOLATION REGIONS	12968704	12/15/2010	8742460	06/03/2014	Device/FAB/ Packaging	Live
SEMICONDUCTOR DIODES WITH LOW REVERSE BIAS CURRENTS	13040524	03/04/2011	8772842	07/08/2014	Device/FAB/ Packaging	Live
ELECTRONIC COMPONENTS WITH REACTIVE FILTERS	13403813	02/23/2012	8786327	07/22/2014	Device/FAB/ Packaging	Live
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	13550445	07/16/2012	8803246	08/12/2014	Device/FAB/ Packaging	Live
ELECTRONIC DEVICES AND COMPONENTS FOR HIGH EFFICIENCY POWER CIRCUITS	12684838	01/08/2010	8816497	08/26/2014	Device/FAB/ Packaging	Live
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13959483	08/05/2013	8816751	08/26/2014	Circuits	Live

_____________________________
1On November 23, 2015, Company granted a confirmatory license to Navy, Secretary of the United States of America.

Title	Application No.	Filing Date	Patent No.	Issue Date	Focus Area	Status
ENHANCEMENT MODE III-N HEMTS	13954772	07/30/2013	8841702	09/23/2014	Device/FAB/ Packaging	Live
METHOD OF FORMING ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	14068944	10/31/2013	8860495	10/14/2014	Device/FAB/ Packaging	Live
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	14063438	10/25/2013	8890314	11/18/2014	Device/FAB/ Packaging	Live
METHOD FOR MAKING SEMICONDUCTOR DIODES WITH LOW REVERSE BIAS CURRENTS	14288682	05/28/2014	8895423	11/25/2014	Device/FAB/ Packaging	Live
SEMICONDUCTOR DEVICES WITH GUARD RINGS	13226380	09/06/2011	8901604	12/02/2014	Device/FAB/ Packaging	Live
BRIDGE CIRCUITS AND THEIR COMPONENTS	13887204	05/03/2013	8912839	12/16/2014	Circuits	Live
SEMICONDUCTOR POWER MODULES AND DEVICES	14134878	12/19/2013	8952750	02/10/2015	Device/FAB/ Packaging	Live
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13973890	08/22/2013	9041065	05/26/2015	Device/FAB/ Packaging	Live
METHOD OF FORMING ELECTRONIC COMPONENTS WITH REACTIVE FILTERS	14307234	06/17/2014	9041435	05/26/2015	Device/FAB/ Packaging	Live
GATE DRIVERS FOR CIRCUITS BASED ON SEMICONDUCTOR DEVICES	14222992	03/24/2014	9059076	06/16/2015	Circuits	Live
ENHANCEMENT-MODE III-NITRIDE DEVICES	13799989	03/13/2013	9087718	07/21/2015	Device/FAB/ Packaging	Live
SEMICONDUCTOR DEVICES WITH FIELD PLATES	14178701	02/12/2014	9111961	08/18/2015	Device/FAB/ Packaging	Live
ELECTRODE CONFIGURATIONS FOR SEMICONDUCTOR DEVICES	14211104	03/14/2014	9142659	09/22/2015	Device/FAB/ Packaging	Live
TRANSISTORS WITH ISOLATION REGIONS	14260808	04/24/2014	9147760	09/29/2015	Device/FAB/ Packaging	Live
ELECTRODES FOR SEMICONDUCTOR DEVICES AND METHODS OF FORMING THE SAME	14179788	02/13/2014	9171730	10/27/2015	Device/FAB/ Packaging	Live

Title	Application No.	Filing Date	Patent No.	Issue Date	Focus Area	Status
METHOD OF FORMING ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	14478504	09/05/2014	9171836	10/27/2015	Device/FAB/ Packaging	Live
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	14311600	06/23/2014	9171910	10/27/2015	Device/FAB/ Packaging	Live
SEMICONDUCTOR DEVICES WITH INTEGRATED HOLE COLLECTORS	13535094	06/27/2012	9184275	11/10/2015	Device/FAB/ Packaging	Live
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	14480980	09/09/2014	9190295	11/17/2015	Device/FAB/ Packaging	Live
Enhancement Mode III-N HEMTs	14464639	08/20/2014	9196716	11/24/2015	Device/FAB/ Packaging	Live
SEMICONDUCTOR MODULES AND METHODS OF FORMING THE SAME	13690103	11/30/2012	9209176	12/08/2015	Device/FAB/ Packaging	Live
SEMICONDUCTOR POWER MODULES AND DEVICES	14585705	12/30/2014	9224721	12/29/2015	Device/FAB/ Packaging	Live
SEMICONDUCTOR DEVICES WITH GUARD RINGS	14530204	10/31/2014	9224805	12/29/2015	Device/FAB/ Packaging	Live
SEMICONDUCTOR ELECTRONIC COMPONENTS AND CIRCUITS	14058089	10/18/2013	9293458	03/22/2016	Device/FAB/ Packaging	Live
FORMING ENHANCEMENT MODE III-NITRIDE DEVICES	14542937	11/17/2014	9318593	04/19/2016	Device/FAB/ Packaging	Live
GALLIUM NITRIDE POWER DEVICES	14108642	12/17/2013	9343560	05/17/2016	Device/FAB/ Packaging	Live
GATE DRIVERS FOR CIRCUITS BASED ON SEMICONDUCTOR DEVICES	14708627	05/11/2015	9362903	06/07/2016	Circuits	Live
SEMICONDUCTOR DEVICES WITH FIELD PLATES	14660080	03/17/2015	9373699	06/21/2016	Device/FAB/ Packaging	Live
ELECTRONIC DEVICES AND COMPONENTS FOR HIGH EFFICIENCY POWER CIRCUITS	14336287	07/21/2014	9401341	07/26/2016	Device/FAB/ Packaging	Live
TRANSISTORS WITH ISOLATION REGIONS	14810906	07/28/2015	9437707	09/06/2016	Device/FAB/ Packaging	Live
Enhancement Mode III-N HEMTs	14945341	11/18/2015	9437708	09/06/2016	Device/FAB/ Packaging	Live

Title	Application No.	Filing Date	Patent No.	Issue Date	Focus Area	Status
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	14920760	10/22/2015	9443849	09/13/2016	Device/FAB/ Packaging	Live
ELECTRODES FOR SEMICONDUCTOR DEVICES AND METHODS OF FORMING THE SAME	14920059	10/22/2015	9520491	12/13/2016	Device/FAB/ Packaging	Live
GATE STRUCTURES FOR III-N DEVICES	14970375	12/15/2015	9536966	01/03/2017	Device/FAB/ Packaging	Live
RECESSED OHMIC CONTACTS IN A III-N DEVICE	14572670	12/16/2014	9536967	01/03/2017	Device/FAB/ Packaging	Live
MULTILEVEL INVERTERS AND THEIR COMPONENTS	14321269	07/01/2014	9537425	01/03/2017	Circuits	Live
SWITCHING CIRCUITS HAVING FERRITE BEADS	14323777	07/03/2014	9543940	01/10/2017	Device/FAB/ Packaging	Live
ENHANCEMENT-MODE III-NITRIDE DEVICES	14714964	05/18/2015	9590060	03/07/2017	Device/FAB/ Packaging	Live
BRIDGELESS POWER FACTOR CORRECTION CIRCUITS	14802333	07/17/2015	9590494	03/07/2017	Circuits	Live
SEMICONDUCTOR DEVICES WITH INTEGRATED HOLE COLLECTORS	14934565	11/06/2015	9634100	04/25/2017	Device/FAB/ Packaging	Live
SWITCHING CIRCUITS HAVING FERRITE BEADS	15363987	11/29/2016	9660640	05/23/2017	Device/FAB/ Packaging	Live
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	14332967	07/16/2014	9690314	06/27/2017	Circuits	Live
SEMICONDUCTOR POWER MODULES AND DEVICES	14950411	11/24/2015	9741702	08/22/2017	Device/FAB/ Packaging	Live
SEMICONDUCTOR MODULES AND METHODS OF FORMING THE SAME	15138681	04/26/2016	9818686	11/14/2017	Device/FAB/ Packaging	Live
BRIDGE CIRCUITS AND THEIR COMPONENTS	14539098	11/12/2014	9899998	02/20/2018	Circuits	Live
SEMICONDUCTOR DEVICES WITH FIELD PLATES	15181805	06/14/2016	9831315	11/28/2017	Device/FAB/ Packaging	Live
Enhancement Mode III-N HEMTs	15242266	08/19/2016	—	—	Device/FAB/ Packaging	Live

Title	Application No.	Filing Date	Patent No.	Issue Date	Focus Area	Status
ENHANCEMENT-MODE III-NITRIDE DEVICES	15440404	02/23/2017	—	—	Device/FAB/ Packaging	Live
SWITCHING CIRCUITS HAVING FERRITE BEADS	15491920	04/19/2017	—	—	Device/FAB/ Packaging	Live
Electrolysis transistor	12156178	05/29/2008	9096939	08/04/2015	Device/FAB/ Packaging	Live
*BRIDGELESS POWER FACTOR CORRECTION CIRCUITS	15/428,726	2/9/2017			Circuits	Live
*PARALLELING OF SWITCHING DEVICES FOR HIGH POWER CIRCUITS	15/554,170	8/28/2017			Circuits	Live
*Currently Pending Unpublished Applications
SCHEDULE 5.2(b)
None.
SCHEDULE 5.2(c)
None.

EXHIBIT A – FORM OF NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS
[See attached]

NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Loan and Security Agreement dated April 4, 2018 (as the same may be amended, modified, restated or supplemented from time to time, the “Loan and Security Agreement”) by and among Transphorm, Inc., a Delaware corporation (the “Borrower”), and Nexperia B.V., a private limited liability company incorporated under the laws of the Netherlands, with its registered office at Jonkerbosplein 52, 6534 AB Nijmegen, the Netherlands, as Lender (the “Lender”), the undersigned Borrower has granted a continuing security interest in and continuing lien upon, the patents and patent applications set forth on Schedule 1 attached hereto to the Lender.
The undersigned Borrower and the Lender hereby acknowledge and agree that the security interest in the patents and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Loan and Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.
[Signature pages follow]

Very truly yours,

TRANSPHORM, INC.

By

Name:

Title:

Acknowledged and Accepted:

NEXPERIA B.V.

By

Name:

Title:

Schedule 1

Title	Application No.	Filing Date	Patent No.	Issue Date
III-NITRIDE DEVICES WITH RECESSED GATES	12102340	04/14/2008	7795642	09/14/2010
INSULATED GATE E-MODE TRANSISTORS	12324574	11/26/2008	7851825	12/14/2010
III-NITRIDE BIDIRECTIONAL SWITCHES	12209581	09/12/2008	7875907	01/25/2011
III-NITRIDE DEVICES AND CIRCUITS	12368248	02/09/2009	7884394	02/08/2011
SEMICONDUCTOR HETEROSTRUCTURE DIODES	12332284	12/10/2008	7898004	03/01/2011
III-NITRIDE DEVICES WITH RECESSED GATES	12816971	06/16/2010	7939391	05/10/2011
BRIDGE CIRCUITS AND THEIR COMPONENTS	12368200	02/09/2009	7965126	06/21/2011
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	12611018	11/02/2009	8138529	03/20/2012
ENHANCEMENT MODE GALLIUM NITRIDE POWER DEVICES	13019150	02/01/2011	8193562	06/05/2012
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13008874	01/18/2011	8237198	08/07/2012
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	12556438	09/09/2009	8289065	10/16/2012
ENHANCEMENT MODE GALLIUM NITRIDE POWER DEVICES	13406723	02/28/2012	8344424	01/01/2013
SEMICONDUCTOR DEVICES WITH FIELD PLATES	12550140	08/28/2009	8390000	03/05/2013
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	13355885	01/23/2012	8455931	06/04/2013
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13618502	09/14/2012	8493129	07/23/2013
BRIDGE CIRCUITS AND THEIR COMPONENTS	13164109	06/20/2011	8508281	08/13/2013
ENHANCEMENT MODE III-N HEMTS	12108449	04/23/2008	8519438	08/27/2013

Title	Application No.	Filing Date	Patent No.	Issue Date
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13618726	09/14/2012	8531232	09/10/2013
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13533339	06/26/2012	8541818	09/24/2013
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	13873855	04/30/2013	8592974	11/26/2013
HIGH POWER SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	13269367	10/07/2011	8598937	12/03/2013
SEMICONDUCTOR ELECTRONIC COMPONENTS AND CIRCUITS	12701458	02/05/2010	8624662	01/07/2014
GALLIUM NITRIDE POWER DEVICES	13723753	12/21/2012	8633518	01/21/2014
SEMICONDUCTOR POWER MODULES AND DEVICES	13405041	02/24/2012	8648643	02/11/2014
SEMICONDUCTOR DEVICES WITH FIELD PLATES	13748907	01/24/2013	8692294	04/08/2014
ELECTRODE CONFIGURATIONS FOR SEMICONDUCTOR DEVICES	13040940	03/04/2011	8716141	05/06/2014
TRANSISTORS WITH ISOLATION REGIONS	12968704	12/15/2010	8742460	06/03/2014
SEMICONDUCTOR DIODES WITH LOW REVERSE BIAS CURRENTS	13040524	03/04/2011	8772842	07/08/2014
ELECTRONIC COMPONENTS WITH REACTIVE FILTERS	13403813	02/23/2012	8786327	07/22/2014
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	13550445	07/16/2012	8803246	08/12/2014
ELECTRONIC DEVICES AND COMPONENTS FOR HIGH EFFICIENCY POWER CIRCUITS	12684838	01/08/2010	8816497	08/26/2014
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13959483	08/05/2013	8816751	08/26/2014
ENHANCEMENT MODE III-N HEMTS	13954772	07/30/2013	8841702	09/23/2014

Title	Application No.	Filing Date	Patent No.	Issue Date
METHOD OF FORMING ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	14068944	10/31/2013	8860495	10/14/2014
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	14063438	10/25/2013	8890314	11/18/2014
METHOD FOR MAKING SEMICONDUCTOR DIODES WITH LOW REVERSE BIAS CURRENTS	14288682	05/28/2014	8895423	11/25/2014
SEMICONDUCTOR DEVICES WITH GUARD RINGS	13226380	09/06/2011	8901604	12/02/2014
BRIDGE CIRCUITS AND THEIR COMPONENTS	13887204	05/03/2013	8912839	12/16/2014
SEMICONDUCTOR POWER MODULES AND DEVICES	14134878	12/19/2013	8952750	02/10/2015
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13973890	08/22/2013	9041065	05/26/2015
METHOD OF FORMING ELECTRONIC COMPONENTS WITH REACTIVE FILTERS	14307234	06/17/2014	9041435	05/26/2015
GATE DRIVERS FOR CIRCUITS BASED ON SEMICONDUCTOR DEVICES	14222992	03/24/2014	9059076	06/16/2015
ENHANCEMENT-MODE III-NITRIDE DEVICES	13799989	03/13/2013	9087718	07/21/2015
SEMICONDUCTOR DEVICES WITH FIELD PLATES	14178701	02/12/2014	9111961	08/18/2015
ELECTRODE CONFIGURATIONS FOR SEMICONDUCTOR DEVICES	14211104	03/14/2014	9142659	09/22/2015
TRANSISTORS WITH ISOLATION REGIONS	14260808	04/24/2014	9147760	09/29/2015
ELECTRODES FOR SEMICONDUCTOR DEVICES AND METHODS OF FORMING THE SAME	14179788	02/13/2014	9171730	10/27/2015
METHOD OF FORMING ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	14478504	09/05/2014	9171836	10/27/2015

Title	Application No.	Filing Date	Patent No.	Issue Date
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	14311600	06/23/2014	9171910	10/27/2015
SEMICONDUCTOR DEVICES WITH INTEGRATED HOLE COLLECTORS	13535094	06/27/2012	9184275	11/10/2015
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	14480980	09/09/2014	9190295	11/17/2015
Enhancement Mode III-N HEMTs	14464639	08/20/2014	9196716	11/24/2015
SEMICONDUCTOR MODULES AND METHODS OF FORMING THE SAME	13690103	11/30/2012	9209176	12/08/2015
SEMICONDUCTOR POWER MODULES AND DEVICES	14585705	12/30/2014	9224721	12/29/2015
SEMICONDUCTOR DEVICES WITH GUARD RINGS	14530204	10/31/2014	9224805	12/29/2015
SEMICONDUCTOR ELECTRONIC COMPONENTS AND CIRCUITS	14058089	10/18/2013	9293458	03/22/2016
FORMING ENHANCEMENT MODE III-NITRIDE DEVICES	14542937	11/17/2014	9318593	04/19/2016
GALLIUM NITRIDE POWER DEVICES	14108642	12/17/2013	9343560	05/17/2016
GATE DRIVERS FOR CIRCUITS BASED ON SEMICONDUCTOR DEVICES	14708627	05/11/2015	9362903	06/07/2016
SEMICONDUCTOR DEVICES WITH FIELD PLATES	14660080	03/17/2015	9373699	06/21/2016
ELECTRONIC DEVICES AND COMPONENTS FOR HIGH EFFICIENCY POWER CIRCUITS	14336287	07/21/2014	9401341	07/26/2016
TRANSISTORS WITH ISOLATION REGIONS	14810906	07/28/2015	9437707	09/06/2016
Enhancement Mode III-N HEMTs	14945341	11/18/2015	9437708	09/06/2016
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	14920760	10/22/2015	9443849	09/13/2016

Title	Application No.	Filing Date	Patent No.	Issue Date
ELECTRODES FOR SEMICONDUCTOR DEVICES AND METHODS OF FORMING THE SAME	14920059	10/22/2015	9520491	12/13/2016
GATE STRUCTURES FOR III-N DEVICES	14970375	12/15/2015	9536966	01/03/2017
RECESSED OHMIC CONTACTS IN A III-N DEVICE	14572670	12/16/2014	9536967	01/03/2017
MULTILEVEL INVERTERS AND THEIR COMPONENTS	14321269	07/01/2014	9537425	01/03/2017
SWITCHING CIRCUITS HAVING FERRITE BEADS	14323777	07/03/2014	9543940	01/10/2017
ENHANCEMENT-MODE III-NITRIDE DEVICES	14714964	05/18/2015	9590060	03/07/2017
BRIDGELESS POWER FACTOR CORRECTION CIRCUITS	14802333	07/17/2015	9590494	03/07/2017
SEMICONDUCTOR DEVICES WITH INTEGRATED HOLE COLLECTORS	14934565	11/06/2015	9634100	04/25/2017
SWITCHING CIRCUITS HAVING FERRITE BEADS	15363987	11/29/2016	9660640	05/23/2017
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	14332967	07/16/2014	9690314	06/27/2017
SEMICONDUCTOR POWER MODULES AND DEVICES	14950411	11/24/2015	9741702	08/22/2017
SEMICONDUCTOR MODULES AND METHODS OF FORMING THE SAME	15138681	04/26/2016	9818686	11/14/2017
BRIDGE CIRCUITS AND THEIR COMPONENTS	14539098	11/12/2014	9899998	02/20/2018
SEMICONDUCTOR DEVICES WITH FIELD PLATES	15181805	06/14/2016	9831315	11/28/2017
Enhancement Mode III-N HEMTs	15242266	08/19/2016	—	—
ENHANCEMENT-MODE III-NITRIDE DEVICES	15440404	02/23/2017	—	—
SWITCHING CIRCUITS HAVING FERRITE BEADS	15491920	04/19/2017	—	—

Title	Application No.	Filing Date	Patent No.	Issue Date
Electrolysis transistor	12156178	05/29/2008	9096939	08/04/2015
*BRIDGELESS POWER FACTOR CORRECTION CIRCUITS	15/428,726	2/9/2017
*PARALLELING OF SWITCHING DEVICES FOR HIGH POWER CIRCUITS	15/554,170	8/28/2017
*Currently Pending Unpublished Applications

EXHIBIT B – BORROWING NOTICE
[See attached]

TRANSPHORM, INC.
115 Castilian Drive
Goleta, California 93117

Date: __________, 20__
Nexperia B.V., as Lender
under the below-referenced Loan and Security Agreement
Jonkerbosplein 52
6534 AB Nijmegen
The Netherlands
Ladies and Gentlemen:
The undersigned, Transphorm, Inc. (the “Borrower”), refers to the Loan and Security Agreement, dated as of April 4, 2018 (as such may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”), by and between the Borrower and Nexperia B.V., as lender (the “Lender”), and hereby gives you notice pursuant to Section 3.5 of the Loan and Security Agreement that the undersigned hereby requests the [portion of the] Tranche [A/B/C] Loan under the Loan and Security Agreement set forth below (the “Proposed Loan”), and in that connection sets forth below the information relating to such Proposed Loan. All capitalized terms used herein but not defined herein have the same meanings herein as set forth in the Loan and Security Agreement.

(i)	The aggregate principal amount of the Proposed Loan is $[_________][2].

(ii)	The borrowing date of the Proposed Loan is [_______________][3].

(iii)	The proceeds of the Proposed Loan should be made available to the undersigned by transfer to the Loan Deposit Account.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

_____________________________
2With respect to the Tranche C Loans, (a) each Tranche C Loan must be in a minimum amount of $1,000,000 and in multiples of $1,000,000 in excess thereof, (b) the Borrower is only entitled to deliver up to three Borrowing Notices in respect of Tranche C Loans per calendar quarter and (c) there shall not at any time be more than a total of three Tranche C Loans outstanding.
3Must be a Business Day.

The undersigned hereby certifies that (i) the Borrower has not materially breached its obligations under the DLA, (ii) the representations and warranties contained in Section 5 of the Loan and Security Agreement are as of the date hereof and will be as of the [applicable] Tranche [A/B/C] Closing Date true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such dates as though made on and as of each such dates, except to the extent that any such representation or warranty expressly relates solely to a specific date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such specific date), (iii) no Default or Event of Default has occurred or is continuing or will result from the making of the Proposed Loan to be made as of the date of the Proposed Loan[, and] (iv) the conditions set forth in Section [3.1/3.2/3.3] of the Loan and Security Agreement will be satisfied as of the date of the Proposed Loan[, and (v) the Tranche C Credit Exposure does not as of the date hereof, and will not after making the Proposed Loan, exceed the Tranche C Commitment Amount]4.

Very truly yours,

TRANSPHORM, INC.

By:
Name:
Title:

_____________________________
4Clause (v) to be included in Tranche C borrowing notices.

[Signature Page to Borrowing Notice]

EXHIBIT C – PATENT ASSIGNMENT AGREEMENT
[See attached]

PATENT ASSIGNMENT AGREEMENT
This PATENT ASSIGNMENT AGREEMENT (this “Agreement”) is made as of [________], 20[__], by and between TRANSPHORM, INC., a Delaware corporation (the “Assignor”), and NEXPERIA B.V., a private limited liability company incorporated under the laws of the Netherlands, with its registered office at Jonkerbosplein 52, 6534 AB Nijmegen, the Netherlands (the “Assignee”) (each, a “Party” and together, the “Parties”).
WHEREAS, pursuant to that certain Loan and Security Agreement between the Assignor and the Assignee, dated as of April 4, 2018 (the “Loan Agreement”), among other things, the Assignor has agreed to perpetually and irrevocably convey, deliver, transfer and assign to the Assignee, its successors and assigns, free and clear of all Liens (other than Permitted Liens), all of its right, title and interest in, to and under all of the Patents included in the Collateral, including the Patents listed on Exhibit A hereto (collectively, the “Assigned Patents”); and
WHEREAS, execution of and performance under this Agreement is intended to effectuate the Collateral Assignment required by Section 9.9 of the Loan Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Defined Terms; Interpretation.  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement. This Agreement shall be interpreted in accordance with the rules of construction set forth in Sections 1.1 and 12.12 of the Loan Agreement.
2.    Assignment.  The Assignor hereby perpetually and irrevocably conveys, delivers, transfers and assigns to the Assignee, its successors and assigns, all of the Assignor’s right, title and interest in, to and under the Assigned Patents, free and clear of all Liens (other than Permitted Liens), along with (i) the registrations and applications relating thereto, (ii) all goodwill symbolized thereby and associated therewith and including all rights therein provided by international conventions and treaties, and the exclusive right to sue for past, present and future infringement thereof, (iii) any and all rights of the Assignor to sue at law or in equity for any infringement, imitation, impairment, distortion, dilution or other unauthorized use or conduct in derogation of such Assigned Patents, including the right to receive all proceeds and damages therefrom, (iv) any and all rights to royalties, profits, compensation, license fees or other payments or remuneration of any kind relating to such Assigned Patents, and (v) any and all rights to obtain renewals, reissues, and extensions of registrations or other legal protections pertaining to such Assigned Patents.
3.    Further Assurances; Power of Attorney.  The Assignor shall, and shall use its commercially reasonable efforts to cause its successors and assigns to, at any time and from time to time after the date hereof, upon the request of the Assignee, do, execute, acknowledge, deliver and file, or cause to be done, executed, acknowledged, delivered or filed, all such further acts, deeds, transfers, conveyances, assignments or assurances as may be reasonably required for transferring, conveying, assigning and assuring to the Assignee, or for reducing to possession by the Assignee of, any of the Assigned Patents, or for otherwise carrying out the purposes of this

Agreement, including the execution and delivery of any additional or separate documents and performance of other additional acts necessary or desirable to record and perfect the interest of the Assignee in and to the Assigned Patents or otherwise in connection with the prosecution and maintenance of the Assigned Patents, any administrative or judicial action, suit or challenge by a third party (including any reexamination or other proceeding challenging the validity or enforceability of an Assigned Patent) and otherwise maintaining, enforcing or defending the Assigned Patents and any other intellectual property rights relating thereto. Without limiting the generality of the foregoing, the Assignor shall, and shall use commercially reasonable efforts to cause its successors and assigns to, take all actions necessary to effectuate the assignment of the Assigned Patents contemplated hereunder, including making filings and executing any documents that may be necessary or desirable for purposes of recordation by the United States Patent and Trademark Office and any other intellectual property office in any other jurisdiction throughout the world. In the event that the Assignor or any of its successors and assigns does not take in a timely fashion any action reasonably deemed necessary or advisable by the Assignee, the Assignee shall have the right to take such action. The Assignor hereby grants, on its own behalf and on behalf of its successors and assigns to the fullest extent permitted by Law, to the Assignee an irrevocable power of attorney, coupled with an interest, to take all action contemplated or authorized pursuant to this Agreement, including filings which may be necessary or desirable for purposes of recordation by the United States Patent and Trademark Office or any other intellectual property office in any other jurisdiction throughout the world.
4.    Due Authorization.  The Assignor hereby authorizes and requests the Commissioner for Patents of the United States Patent and Trademark Office, and, as appropriate, the corresponding entity or agency in any other jurisdiction, to record this Agreement, and to issue any and all patents, registrations, utility models or other governmental grants or issuances pertaining to any of the Assigned Patents in the name of the Assignee, its successors, assigns or other legal representatives.
5.    Governing Law; Amendment.  This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any principles of conflicts of law (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York regarding choice of law and choice of forum in certain transactions) that would cause the application of the Law of any jurisdiction other than the State of New York. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed (a) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency, by the Assignee and the Assignor, (b) in the case of any other waiver or consent, by the Assignee and (c) in the case of any other amendment, by the Assignee and the Assignor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
6.    Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

7.    Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.
8.    Successors.  This Agreement binds and is for the benefit of the successors and permitted assigns of each Party.
[Signature pages follow]

IN WITNESS WHEREOF, the Assignor has executed this Patent Assignment Agreement on the date set forth below.

ASSIGNOR:

TRANSPHORM, INC.

By:
Name:
Title:
I, ___________________________________ whose full post office address is _________________________________________________________ was personally present and did see ___________________________________ (name of person who signed assignment) who is known to me, execute the assignment.
Signed at __________________________________ this _____ day of _______, 20___.

Signature of Witness

[Signature Page to Patent Assignment Agreement]

IN WITNESS WHEREOF, the Assignee has executed this Patent Assignment Agreement on the date set forth below.

ASSIGNEE:

NEXPERIA B.V.

By:
Name:
Title:
I, ___________________________________ whose full post office address is _________________________________________________________ was personally present and did see ___________________________________ (name of person who signed assignment) who is known to me, execute the assignment.
Signed at __________________________________ this _____ day of _______, 20___.

Signature of Witness

[Signature Page to Patent Assignment Agreement]

Exhibit A
Assigned Patents

Title	Application No.	Filing Date	Patent No.	Issue Date
III-NITRIDE DEVICES WITH RECESSED GATES	12102340	04/14/2008	7795642	09/14/2010
INSULATED GATE E-MODE TRANSISTORS	12324574	11/26/2008	7851825	12/14/2010
III-NITRIDE BIDIRECTIONAL SWITCHES	12209581	09/12/2008	7875907	01/25/2011
III-NITRIDE DEVICES AND CIRCUITS	12368248	02/09/2009	7884394	02/08/2011
SEMICONDUCTOR HETEROSTRUCTURE DIODES	12332284	12/10/2008	7898004	03/01/2011
III-NITRIDE DEVICES WITH RECESSED GATES	12816971	06/16/2010	7939391	05/10/2011
BRIDGE CIRCUITS AND THEIR COMPONENTS	12368200	02/09/2009	7965126	06/21/2011
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	12611018	11/02/2009	8138529	03/20/2012
ENHANCEMENT MODE GALLIUM NITRIDE POWER DEVICES	13019150	02/01/2011	8193562	06/05/2012
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13008874	01/18/2011	8237198	08/07/2012
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	12556438	09/09/2009	8289065	10/16/2012
ENHANCEMENT MODE GALLIUM NITRIDE POWER DEVICES	13406723	02/28/2012	8344424	01/01/2013
SEMICONDUCTOR DEVICES WITH FIELD PLATES	12550140	08/28/2009	8390000	03/05/2013
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	13355885	01/23/2012	8455931	06/04/2013
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13618502	09/14/2012	8493129	07/23/2013
BRIDGE CIRCUITS AND THEIR COMPONENTS	13164109	06/20/2011	8508281	08/13/2013
ENHANCEMENT MODE III-N HEMTS	12108449	04/23/2008	8519438	08/27/2013

Title	Application No.	Filing Date	Patent No.	Issue Date
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13618726	09/14/2012	8531232	09/10/2013
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13533339	06/26/2012	8541818	09/24/2013
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	13873855	04/30/2013	8592974	11/26/2013
HIGH POWER SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	13269367	10/07/2011	8598937	12/03/2013
SEMICONDUCTOR ELECTRONIC COMPONENTS AND CIRCUITS	12701458	02/05/2010	8624662	01/07/2014
GALLIUM NITRIDE POWER DEVICES	13723753	12/21/2012	8633518	01/21/2014
SEMICONDUCTOR POWER MODULES AND DEVICES	13405041	02/24/2012	8648643	02/11/2014
SEMICONDUCTOR DEVICES WITH FIELD PLATES	13748907	01/24/2013	8692294	04/08/2014
ELECTRODE CONFIGURATIONS FOR SEMICONDUCTOR DEVICES	13040940	03/04/2011	8716141	05/06/2014
TRANSISTORS WITH ISOLATION REGIONS	12968704	12/15/2010	8742460	06/03/2014
SEMICONDUCTOR DIODES WITH LOW REVERSE BIAS CURRENTS	13040524	03/04/2011	8772842	07/08/2014
ELECTRONIC COMPONENTS WITH REACTIVE FILTERS	13403813	02/23/2012	8786327	07/22/2014
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	13550445	07/16/2012	8803246	08/12/2014
ELECTRONIC DEVICES AND COMPONENTS FOR HIGH EFFICIENCY POWER CIRCUITS	12684838	01/08/2010	8816497	08/26/2014
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	13959483	08/05/2013	8816751	08/26/2014
ENHANCEMENT MODE III-N HEMTS	13954772	07/30/2013	8841702	09/23/2014
METHOD OF FORMING ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	14068944	10/31/2013	8860495	10/14/2014

Title	Application No.	Filing Date	Patent No.	Issue Date
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	14063438	10/25/2013	8890314	11/18/2014
METHOD FOR MAKING SEMICONDUCTOR DIODES WITH LOW REVERSE BIAS CURRENTS	14288682	05/28/2014	8895423	11/25/2014
SEMICONDUCTOR DEVICES WITH GUARD RINGS	13226380	09/06/2011	8901604	12/02/2014
BRIDGE CIRCUITS AND THEIR COMPONENTS	13887204	05/03/2013	8912839	12/16/2014
SEMICONDUCTOR POWER MODULES AND DEVICES	14134878	12/19/2013	8952750	02/10/2015
SEMICONDUCTOR HETEROSTRUCTURE DIODES	13973890	08/22/2013	9041065	05/26/2015
METHOD OF FORMING ELECTRONIC COMPONENTS WITH REACTIVE FILTERS	14307234	06/17/2014	9041435	05/26/2015
GATE DRIVERS FOR CIRCUITS BASED ON SEMICONDUCTOR DEVICES	14222992	03/24/2014	9059076	06/16/2015
ENHANCEMENT-MODE III-NITRIDE DEVICES	13799989	03/13/2013	9087718	07/21/2015
SEMICONDUCTOR DEVICES WITH FIELD PLATES	14178701	02/12/2014	9111961	08/18/2015
ELECTRODE CONFIGURATIONS FOR SEMICONDUCTOR DEVICES	14211104	03/14/2014	9142659	09/22/2015
TRANSISTORS WITH ISOLATION REGIONS	14260808	04/24/2014	9147760	09/29/2015
ELECTRODES FOR SEMICONDUCTOR DEVICES AND METHODS OF FORMING THE SAME	14179788	02/13/2014	9171730	10/27/2015
METHOD OF FORMING ELECTRONIC COMPONENTS WITH INCREASED RELIABILITY	14478504	09/05/2014	9171836	10/27/2015
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	14311600	06/23/2014	9171910	10/27/2015
SEMICONDUCTOR DEVICES WITH INTEGRATED HOLE COLLECTORS	13535094	06/27/2012	9184275	11/10/2015

Title	Application No.	Filing Date	Patent No.	Issue Date
PACKAGE CONFIGURATIONS FOR LOW EMI CIRCUITS	14480980	09/09/2014	9190295	11/17/2015
Enhancement Mode III-N HEMTs	14464639	08/20/2014	9196716	11/24/2015
SEMICONDUCTOR MODULES AND METHODS OF FORMING THE SAME	13690103	11/30/2012	9209176	12/08/2015
SEMICONDUCTOR POWER MODULES AND DEVICES	14585705	12/30/2014	9224721	12/29/2015
SEMICONDUCTOR DEVICES WITH GUARD RINGS	14530204	10/31/2014	9224805	12/29/2015
SEMICONDUCTOR ELECTRONIC COMPONENTS AND CIRCUITS	14058089	10/18/2013	9293458	03/22/2016
FORMING ENHANCEMENT MODE III-NITRIDE DEVICES	14542937	11/17/2014	9318593	04/19/2016
GALLIUM NITRIDE POWER DEVICES	14108642	12/17/2013	9343560	05/17/2016
GATE DRIVERS FOR CIRCUITS BASED ON SEMICONDUCTOR DEVICES	14708627	05/11/2015	9362903	06/07/2016
SEMICONDUCTOR DEVICES WITH FIELD PLATES	14660080	03/17/2015	9373699	06/21/2016
ELECTRONIC DEVICES AND COMPONENTS FOR HIGH EFFICIENCY POWER CIRCUITS	14336287	07/21/2014	9401341	07/26/2016
TRANSISTORS WITH ISOLATION REGIONS	14810906	07/28/2015	9437707	09/06/2016
Enhancement Mode III-N HEMTs	14945341	11/18/2015	9437708	09/06/2016
SEMICONDUCTOR ELECTRONIC COMPONENTS WITH INTEGRATED CURRENT LIMITERS	14920760	10/22/2015	9443849	09/13/2016
ELECTRODES FOR SEMICONDUCTOR DEVICES AND METHODS OF FORMING THE SAME	14920059	10/22/2015	9520491	12/13/2016
GATE STRUCTURES FOR III-N DEVICES	14970375	12/15/2015	9536966	01/03/2017
RECESSED OHMIC CONTACTS IN A III-N DEVICE	14572670	12/16/2014	9536967	01/03/2017
MULTILEVEL INVERTERS AND THEIR COMPONENTS	14321269	07/01/2014	9537425	01/03/2017

Title	Application No.	Filing Date	Patent No.	Issue Date
SWITCHING CIRCUITS HAVING FERRITE BEADS	14323777	07/03/2014	9543940	01/10/2017
ENHANCEMENT-MODE III-NITRIDE DEVICES	14714964	05/18/2015	9590060	03/07/2017
BRIDGELESS POWER FACTOR CORRECTION CIRCUITS	14802333	07/17/2015	9590494	03/07/2017
SEMICONDUCTOR DEVICES WITH INTEGRATED HOLE COLLECTORS	14934565	11/06/2015	9634100	04/25/2017
SWITCHING CIRCUITS HAVING FERRITE BEADS	15363987	11/29/2016	9660640	05/23/2017
INDUCTIVE LOAD POWER SWITCHING CIRCUITS	14332967	07/16/2014	9690314	06/27/2017
SEMICONDUCTOR POWER MODULES AND DEVICES	14950411	11/24/2015	9741702	08/22/2017
SEMICONDUCTOR MODULES AND METHODS OF FORMING THE SAME	15138681	04/26/2016	9818686	11/14/2017
BRIDGE CIRCUITS AND THEIR COMPONENTS	14539098	11/12/2014	9819336	01/09/2018
SEMICONDUCTOR DEVICES WITH FIELD PLATES	15181805	06/14/2016	9831315	11/28/2017
Enhancement Mode III-N HEMTs	15242266	08/19/2016	—	—
ENHANCEMENT-MODE III-NITRIDE DEVICES	15440404	02/23/2017	—	—
SWITCHING CIRCUITS HAVING FERRITE BEADS	15491920	04/19/2017	—	—
Electrolysis transistor	12156178	05/29/2008	9096939	08/04/2015
*BRIDGELESS POWER FACTOR CORRECTION CIRCUITS	15/428,726	2/9/2017
*PARALLELING OF SWITCHING DEVICES FOR HIGH POWER CIRCUITS	15/554,170	8/28/2017
*Currently Pending Unpublished Applications